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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Rockwell Collins, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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December 18, 2008

Dear Shareowner:

You are cordially invited to attend the 2009 Annual Meeting of Shareowners of the Corporation.

The meeting will be held at The Cedar Rapids Marriott, 1200 Collins Road NE, Cedar Rapids, Iowa, on Tuesday, February 10, 2009, at 10:00 a.m. (Central Standard Time). At the meeting we will present a current report of the activities of the Corporation followed by discussion and action on the matters described in the Proxy Statement. Shareowners will have an opportunity to comment on or inquire about the affairs of the Corporation that may be of interest to shareowners generally.

If you plan to attend the meeting, please indicate your desire in one of the ways described in the box on the last page of the Proxy Statement.

We sincerely hope that as many shareowners as can conveniently attend will do so.

Sincerely yours,

Clayton M. Jones
 Chairman, President and Chief Executive Officer

ROCKWELL COLLINS, INC.
400 Collins Road NE, Cedar Rapids, Iowa 52498

Notice of 2009 Annual Meeting of Shareowners

To the Shareowners of
ROCKWELL COLLINS, INC.:

                Notice Is Hereby Given that the 2009 Annual Meeting of Shareowners of Rockwell Collins,  Inc. will be held at The Cedar Rapids Marriott, 1200 Collins Road NE, Cedar Rapids, Iowa, on Tuesday, February 10, 2009, at 10:00 a.m. (Central Standard Time) for the following purposes:

    (1)
    to elect the three nominees named in the accompanying proxy statement as members of the Board of Directors of the Corporation with terms expiring at the Annual Meeting in 2012;

    (2)
    to consider and vote upon a proposal to approve the selection by the Audit Committee of the Board of Directors of the firm of Deloitte & Touche LLP as auditors of the Corporation for fiscal year 2009; and

    (3)
    to transact such other business as may properly come before the meeting.

                Only shareowners of record at the close of business on December 12, 2008 will be entitled to notice of, and to vote at, the meeting.

By order of the Board of Directors.

Gary R. Chadick
 Secretary

December 18, 2008

Note: The Board of Directors solicits votes by mail or by use of our telephone or
Internet voting procedures.

 ROCKWELL COLLINS, INC. PROXY STATEMENT

Table of Contents

-i-

 PROXY STATEMENT

                The 2009 Annual Meeting of Shareowners of Rockwell Collins, Inc. will be held on February 10, 2009, for the purposes set forth in the accompanying Notice of 2009 Annual Meeting of Shareowners.

                This statement and the accompanying proxy, that are first being sent to shareowners on or about December 26, 2008, are furnished in connection with the solicitation by the Board of Directors of proxies to be used at the meeting and at any adjournment thereof. If a shareowner duly executes and returns a proxy in the accompanying form or uses our telephone or Internet voting procedures to authorize the named proxies to vote the shareowner's shares, those shares will be voted as specified, and if no specification is made, the shares will be voted in accordance with the recommendations of the Board of Directors. The proxy and any votes cast using our telephone or Internet voting procedures may be revoked prior to exercise at the meeting by delivering written notice of revocation to the Secretary of the Corporation, by executing a later dated proxy, by casting a later vote using the telephone or Internet voting procedures or by attending the meeting and voting in person.

VOTING SECURITIES

                Only shareowners of record at the close of business on December 12, 2008, the record date for the meeting, are entitled to notice of, and to vote at, the meeting. On December 12, 2008, we had outstanding 158,139,625 shares of our Common Stock, par value $0.01 per share (Common Stock). Each holder of Common Stock is entitled to one vote for each share held. We have no class or series of shares currently outstanding other than our Common Stock.

ELECTION OF DIRECTORS

                Our Board of Directors currently consists of nine members. Our Restated Certificate of Incorporation provides that the Board of Directors shall consist of three classes of directors with overlapping three-year terms. One class of directors is to be elected each year with terms extending to the third succeeding Annual Meeting after election. The Restated Certificate of Incorporation provides that the Board of Directors shall maintain the three classes so as to be as nearly equal in number as the then total number of directors permits. The three directors in Class II who are elected at the 2009 Annual Meeting will serve for a term expiring at our Annual Meeting in the year 2012. The three directors in Class III and the three directors in Class I are serving terms expiring at our Annual Meetings in 2010 and 2011, respectively.

                It is intended that proxies in the accompanying form properly executed and returned to our proxy tabulator or shares properly authorized to be voted in accordance with our telephone or Internet voting procedures will be voted at the meeting, unless authority to do so is withheld, for the election as directors of the three nominees specified in Class II — Nominees for Directors with Terms Expiring in 2012 (Anthony J. Carbone, Clayton M. Jones and Cheryl L. Shavers), each of whom now serves as a director with a term extending to the 2009 Annual Meeting and until a successor is elected and qualified. If for any reason any of the nominees is not a candidate (which is not expected) when the election occurs, it is expected that proxies in the accompanying form or shares properly authorized to be voted in accordance with our telephone or Internet voting procedures will be voted at the meeting for the election of a substitute nominee or, in lieu thereof, the Board of Directors may reduce the number of directors.

 INFORMATION AS TO NOMINEES FOR DIRECTORS AND CONTINUING DIRECTORS

                There is shown below for each nominee for director and each continuing director, as reported to us as of December 15, 2008, the nominee's or continuing director's name, age and principal occupation; the position, if any, with us; the period of service as a director of our company; other public company director-ships held; and the committees of the Board of Directors on which the nominee or continuing director serves.

CLASS II — NOMINEES FOR DIRECTORS WITH TERMS EXPIRING IN 2012

Anthony J. Carbone Age 67

Retired Vice Chairman of the Board and Senior Consultant, The Dow Chemical Company. Mr. Carbone has been a director of our company since June 2001. He is the Chairman of the Compensation Committee and a member of the Executive and Audit Committees. Mr. Carbone served as Vice Chairman of the Board of Directors of The Dow Chemical Company (chemical, plastic and agricultural products) from February 2000 to October 2005 and Senior Consultant of Dow from November 2000 to October 2005. He served as Executive Vice President of Dow from November 1996 to November 2000. He is a former director of Dow. He is a member of the American Chemical Society and former board member and Chairman of the American Plastics Council and the Society of Plastics Industries. Mr. Carbone has served on the Advisory Council of the Heritage Foundation.

Clayton M. Jones Age 59

Chairman, President and Chief Executive Officer of the Corporation. Mr. Jones has been a director of our company since March 2001. He has been our Chairman of the Board since June 2002 and President and Chief Executive Officer since June 2001. Mr. Jones is a member of the Executive Committee. He serves as a director of the Unisys Corporation and Deere & Company. He also serves as a director or member of a number of professional and civic organizations.

Cheryl L. Shavers Age 54

Chairman and Chief Executive Officer, Global Smarts, Inc. Dr. Shavers has been a director of our company since September 2002. She is Chairman of the Technology Committee and a member of the Board Nominating and Governance Committee. Dr. Shavers has been the Chairman and Chief Executive Officer of Global Smarts, Inc. (business advisory services) since February 2001. She also serves as a director of ATMI, Inc. (semiconductor materials and packaging) and serves on the Advisory Board for E.W. Scripps Company (media). She served as Under Secretary of Commerce for Technology for the United States Department of Commerce from November 1999 to February 2001 after having served as its Under Secretary Designate from April 1999 to November 1999. She served as Sector Manager, Microprocessor Products Group for Intel Corporation (chip maker) prior to April 1999. She served as non-executive chairman of BitArts Ltd. (software development) from 2001 to December 2003.

CLASS III — CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2010

Donald R. Beall Age 70

Chairman Emeritus, Rockwell. Mr. Beall has been a director of our company since June 2001 and served as non-executive Chairman of the Board from June 2001 to June 2002. He is the Chairman of the Executive Committee and a member of the Technology Committee. Mr. Beall is the retired Chairman and CEO of Rockwell and was a director of Rockwell from 1978 to February 2001. He served as Chairman/CEO of Rockwell from 1988 to February 1998 and President from 1979 to 1988. Mr. Beall serves on the board of CT Realty. He is a former director of Conexant Systems, Jazz Semiconductor, Mindspeed Technologies, Skyworks Solutions, Procter & Gamble, Times Mirror, Amoco and ArvinMeritor. He is a member of various University of California — Irvine supporting organizations, an Overseer of the Hoover Institute at Stanford and a former trustee of California Institute of Technology. He is also a member of the Business Executives for National Security; on the Presidents' Circle of National Academies of Science, Engineering & Medicine; and member of numerous Young Presidents Organization Alumni groups. He is a Fellow of the American Institute of Aeronautics and Astronautics. He is an advisor to the San Jose State University School of Engineering; and a trustee and President's Circle member of the Naval Postgraduate School Foundation. He is an investor, director and/or advisor with several private companies and investment partnerships.

Mark Donegan Age 52

Chairman and Chief Executive Officer of Precision Castparts Corp. Mr. Donegan has been a director of our company since June 2006. He is a member of the Compensation Committee. Mr. Donegan has been Chairman and Chief Executive Officer of Precision Castparts Corp. (metal components, investment castings, forgings and fasteners) since August 2003. He served as President, Chief Executive Officer and Chief Operating Officer of Precision Castparts from August 2002 to August 2003, and as President and Chief Operating Officer from August 2001 to August 2002. He served as President of Wyman-Gordon Company (complex metal components and products) and as President of the Structural Division of Precision Castparts from December 1999 to July 2001. He joined Precision Castparts in 1985 and prior thereto was with the General Electric Company.

Andrew J. Policano Age 59

Dean, The Paul Merage School of Business, University of California, Irvine. Dr. Policano has been a director of our company since April 2006. He is the Chairman of the Board Nominating and Governance Committee and a member of the Audit Committee. Dr. Policano has been the Dean of The Paul Merage School of Business, University of California — Irvine since August 2004. Prior thereto, he served on the faculty and as Dean at the School of Business, University of Wisconsin-Madison. Dr. Policano is a director of Badger Meter, Inc. and a former director of Physicians Insurance Company of Wisconsin. He is a member of the board of other professional and civic organizations.

CLASS I — CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2011

Chris A. Davis Age 58

General Partner, Forstmann Little & Co. Ms. Davis has been a director of our company since February 2002 and is the Chairman of the Audit Committee and member of the Compensation Committee. She became a General Partner with Forstmann Little & Co. (private equity firm) in October 2005 after having served them as a Special Limited Partner since August 2001. She served as Chairman of McLeodUSA Incorporated (telecommunications) from August 2005 to January 2006, Chairman and Chief Executive Officer of McLeodUSA from April 2002 to August 2005 and Chief Operating and Financial Officer of McLeodUSA from August 2001 to April 2002. She served as Executive Vice President, Chief Financial and Administrative Officer of ONI Systems (telecommunications) from May 2000 to August 2001. She served as Executive Vice President, Chief Financial and Administrative Officer and director of Gulfstream Aerospace Corporation (business aircraft) from July 1993 to April 2000. She is a member of the board of directors of Cytec Industries, Inc., IMG Worldwide, 24 Hour Fitness Worldwide and ENK International, and is a former director of Aviall, Inc. and Wolverine Tube, Inc.

Ralph E. Eberhart Age 61

President, Armed Forces Benefit Association. General Eberhart has been a director of our company since November 2007 and is a member of the Technology Committee and a member of the Board Nominating and Governance Committee. He has been President of the Armed Forces Benefit Association since December 2004. He served as Commander of the North American Aerospace Defense Command (NORAD) and U.S. Northern Command from October 2002 to January 2005. His active military career spanned 36 years. He is a member of the board of directors of VSE Corporation and is a director of several private companies.

David Lilley Age 61

Chairman and Chief Executive Officer of Cytec Industries Inc. Mr. Lilley has been a director of our company since December 2008. He has been Chairman of Cytec Industries Inc. (specialty chemicals and materials) since January 1999 and Chief Executive Officer of Cytec Industries since May 1998. He was President of Cytec Industries from January 1997 through June 2008. From 1994 until January 1997, he was a vice president of American Home Products Corporation, responsible for its Global Medical Device business. Prior to that he was a vice president and a member of the Executive Committee of American Cyanamid Company. Mr. Lilley is also a director of Arch Chemicals, Inc.

                The Board of Directors recommends that you vote "FOR" the election as directors of the three Class II nominees named above, that is presented as item (1) on the accompanying proxy card.

 CORPORATE GOVERNANCE;
BOARD OF DIRECTORS AND COMMITTEES

                Our business is managed through the oversight and direction of the Board of Directors. Our Board seeks to maintain high corporate governance standards.

                The directors regularly keep informed about our business at meetings of the Board and its Committees and through various supplemental reports and communications between meetings. Our non-employee directors meet regularly in executive sessions without the presence of any corporate officers. These executive sessions are chaired by the Chair of the Executive Committee or a director, designated by the independent directors, who has the relevant background to lead the discussion of a particular matter.

                We continue to enhance our corporate governance structure from time to time in light of regulatory activity and based upon a review of recommended best practices. Our corporate governance documents are available free of charge on our website at www.rockwellcollins.com under the Investor Relations tab and within the Corporate Governance link. We will provide, without charge, upon written request, copies of our corporate governance information. These documents include our Restated Certificate of Incorporation, By-Laws, Board of Directors Guidelines on Corporate Governance, Committee Charters, Board Membership Criteria, Code of Ethics, Categorical Standards and Policy for Director Independence, and Related Person Transaction Policy.

Board Independence

                The Board of Directors has determined that no director other than Messrs. Jones and Beall has a material relationship with the Corporation. Accordingly, seven of our nine directors are "independent" directors based on an affirmative determination by our Board of Directors in accordance with the listing standards of the New York Stock Exchange ("NYSE") and Securities and Exchange Commission ("SEC") rules.

                The standards relied upon by the Board in affirmatively determining whether a director is independent are comprised, in part, of those objective standards set forth in the NYSE and SEC rules. The Corporation's Categorical Standards and Policy for Director Independence have been adopted by the Board to assist it in making determinations regarding the independence of its members.

                With respect to its evaluation of Mr. Donegan's and Mr. Lilley's independence, the Board considered the annual amount of purchases by us in the ordinary course of business from companies where these directors serve as executive officers. The Board determined that the amount of such purchases was below the greater of $1,000,000 or 2% of the other company's consolidated gross annual revenues pursuant to the Commercial Relationship categorical standard set forth in the Categorical Standards and Policy for Director Independence.

Board Meetings and Attendance

                In fiscal year 2008, the Board of Directors held eight meetings and acted on five occasions by unanimous written consent in lieu of a meeting. All of the directors attended at least 75% of the meetings of the Board and the Committees on which they served, and most of the directors attended 100% of such meetings. Directors are expected to attend the Annual Meeting of Shareowners unless they have a valid reason such as a schedule conflict. Last year, nine directors attended our 2008 Annual Meeting of Shareowners and one director could not attend due to a family emergency.

Board Committees

                The Board has established five committees whose principal functions are briefly described below.

                The Audit Committee has three independent directors. It assists the Board in overseeing (i) our accounting and financial reporting processes; (ii) the integrity and audits of our financial statements; (iii) our compliance with legal and regulatory requirements; (iv) the qualifications and independence of our independent auditors; and (v) the performance of our internal and independent auditors. The Audit Committee also:

    •
    has sole authority to appoint or replace our independent auditors, with that appointment being subject to shareowner approval

    •
    has sole authority to approve in advance the fees, scope and terms of all audit and non-audit engagements with our independent auditors

    •
    monitors compliance of our employees with our standards of business conduct and conflict of interest policies

    •
    meets at least quarterly with our senior executive officers, head of internal audit and our independent auditors in separate executive sessions

                The specific functions and responsibilities of the Audit Committee are set forth in the Audit Committee Charter. The Committee met nine times during fiscal year 2008.

                The Board Nominating and Governance Committee has three independent directors. The principal functions of this Committee are seeking, considering and recommending to the Board qualified candidates for election as directors and recommending a slate of nominees for election as directors at the Annual Meeting. It also periodically prepares and submits to the Board for adoption the Committee's selection criteria for director nominees ("Board Membership Criteria"). It reviews and makes recommendations on matters involving general operation of the Board and our corporate governance, and it annually recommends to the Board nominees for each committee of the Board. In addition, the Committee annually facilitates the assessment of the Board of Directors' performance as a whole and of the individual directors and reports thereon to the Board. The Committee has the sole authority to retain and terminate any search firm to be used to identify director candidates. For more information regarding the Committee's role in director nominations, see "Director Nominations" below. The Committee members met four times during fiscal year 2008.

                The Compensation Committee has three independent directors. The principal functions of the Compensation Committee are to evaluate the performance of our senior executives; review and approve senior executive compensation plans, policies and programs; consider the design and competitiveness of our compensation plans; administer and review changes to our incentive, deferred compensation, stock option and long-term incentives plans pursuant to the terms of the respective plans; and review and discuss the Compensation Discussion and Analysis for inclusion in our proxy statement. The Committee also reviews and approves corporate goals and objectives relevant to CEO compensation, evaluates the CEO's performance in light of those goals and objectives, and after receiving input from the Board, determines the CEO's compensation. The Committee has the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of CEO or senior executive compensation. The Committee met four times during fiscal year 2008.

                The Executive Committee is comprised of Mr. Jones and two non-employee directors. The principal function of the Executive Committee is to discharge certain responsibilities of the Board of Directors between meetings of the Board of Directors. The Committee may exercise all of the powers of the Board of Directors, except it has no power or authority to adopt, amend or repeal any sections or articles of our By-Laws or Restated Certificate of Incorporation; elect or remove officers, or fill vacancies in the Board of Directors or in committees; fix compensation for officers, directors or committee members; amend or rescind prior resolutions of the Board; make recommendations to shareowners or approve transactions that require shareowner approval; issue additional stock of the Corporation or fix or determine the designations and any of the rights and preferences of any series of stock (other than pursuant to a specific delegation of authority from the Board related to a shelf registration statement) or take certain other actions specifically reserved for the Board. The Committee met three times during fiscal year 2008.

                The Technology Committee has three non-employee directors. The principal functions of the Technology Committee are to review and provide guidance on important technology-related issues, including the assessment of (i) our technology competitiveness; (ii) the strength and competitiveness of our engineering processes and disciplines; (iii) our technology planning processes to support our growth objectives; and (iv) our focus on engineering leadership and critical technologist development and replacement planning. The Committee met two times during fiscal year 2008.

Director Nominations

                The Board Nominating and Governance Committee is responsible for identifying individuals who meet the Board's membership criteria, and recommending to the Board the election of such individuals. The Committee identifies qualified candidates in many ways including utilizing outside search firms and by receiving suggestions from directors, management and shareowners. One of our existing directors recommended David Lilley for consideration by the Board Nominating and Governance Committee. Shareowners wishing to recommend director candidates for consideration by the Committee can do so by writing to the Board Nominating and Governance Committee, c/o the Secretary of the Corporation at our corporate headquarters in Cedar Rapids, Iowa, giving the candidate's name, biographical data and qualifications. Any such recommendation must be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. In addition to recommending nominees to the Committee, shareowners may also propose nominees for consideration at shareowner meetings. These nominee proposals must be provided timely and otherwise meet the requirements set forth in our By-Laws. See "Shareowner Proposals for Annual Meeting in 2010" set forth later in this proxy statement.

                The Committee evaluates the qualifications of candidates properly submitted by shareowners under the same criteria and in the same manner as potential nominees identified by the Corporation. Director candidates are reviewed by the Committee as part of the Committee's Charter against various general guidelines set forth in the Board Membership Criteria, a copy of which is attached to the Board Nominating and Governance Committee Charter. In addition to the general guidelines, the Committee has identified the following minimum qualifications for Board membership: each nominee for director should be an individual of the highest character and integrity, have solid leadership skills, have experience at strategy/policy setting, have good communication skills, have a reputation for working constructively with others, have sufficient time available to devote to the affairs of the Corporation, be free of any conflict of interest that would interfere with the proper performance of the responsibilities of a director, and be under the age of 70 as of the meeting of shareowners for which he or she will stand for election.

Communicating With Board Members

                As discussed above, the Chair of the Executive Committee generally presides at regular executive sessions of our non-employee directors. Any shareowner or other interested party may communicate directly with this presiding director by sending an email to presidingdirector@rockwellcollins.com or writing to: Presiding Director, Rockwell Collins, Inc., 400 Collins Road NE, Cedar Rapids, IA 52498. Communications by shareowners or other interested parties may also be sent to non-employee directors, as a group or individually, by sending an email to boardofdirectors@rockwellcollins.com or by writing to Board of Directors (or one or more directors by name), Attn: Corporate Secretary, Rockwell Collins, Inc.,

400 Collins Road NE, Cedar Rapids, IA 52498. Upon receipt of any communication, the Corporate Secretary will determine the nature of the communication and, as appropriate, facilitate direct communication with the appropriate director.

CERTAIN TRANSACTIONS AND OTHER RELATIONSHIPS

                The Board has adopted a Related Person Transaction Policy providing for the review and approval or ratification by the Audit Committee of certain transactions or relationships involving Rockwell Collins and its directors, executive officers, certain shareowners and their affiliates. The Audit Committee is responsible for reviewing these transactions and takes into account the pertinent facts and circumstances presented, and any other information they deem appropriate, to determine the disposition action that is in the best interests of the Corporation.

                This written policy sets forth procedures for the review, approval or ratification and monitoring of transactions involving Rockwell Collins and "related persons." For the purposes of the policy, "related persons" include executive officers, directors and director nominees or their immediate family members, or shareowners owning five percent or greater of Rockwell Collins' outstanding stock. The Related Person Transaction Policy defines "related person transactions" in accordance with applicable SEC rules as any transaction in which the Corporation was or is to be a participant, and in which a related person has a material direct or indirect interest that exceeds $120,000. The policy requires these related person transactions to be reviewed and approved or ratified by the Audit Committee. In addition, this policy requires related persons to disclose to the Audit Committee the material terms of the related person transaction, including the approximate dollar value of the amount involved in the transaction and the related person's direct or indirect material interest in, or relationship to, the related person transaction.

                The Corporation employs in non-executive positions the spouses of two executives and those spouses each receive in excess of $120,000 in total employee compensation. The compensation of these family members was established in accordance with the Corporation's employment and compensation practices applicable to employees with equivalent qualifications, experience and responsibilities. These two employment relationships were approved by the Board.

                The Corporation purchases goods and services in the ordinary course of business from companies where Mr. Donegan and Mr. Lilley, directors of ours, serve as executive officers. These relationships are further discussed above under Corporate Governance; Board of Directors and Committees — Board Independence. These relationships have been approved by the Board.

                In addition, Mr. Beall's Rockwell benefits assumed by us, as described below under the heading "Compensation of Directors", have been approved by the Board pursuant to the Related Person Transaction Policy.

 AUDIT COMMITTEE REPORT

                The Audit Committee of the Board of Directors consists entirely of directors who meet the independence and other requirements of the New York Stock Exchange and applicable law. All three members have been deemed "audit committee financial experts" (as defined by applicable Securities and Exchange Commission rules) by our Board. The Committee has furnished the following report:

                We assist the Board of Directors in overseeing and monitoring the integrity of the Corporation's financial reporting process, compliance with legal and regulatory requirements and the quality of the internal and external audit processes. Our roles and responsibilities are set forth in a written Charter adopted by the Board of Directors. We review and reassess the Charter periodically and recommend any changes to the Board for approval.

                We are responsible for overseeing the Corporation's overall financial reporting process. In fulfilling our responsibilities for the financial statements for fiscal year 2008, we:

    •
    Reviewed and discussed the audited financial statements for fiscal year 2008 with management and Deloitte & Touche LLP ("Deloitte"), the Corporation's independent auditors;

    •
    Reviewed and discussed management's report and Deloitte's report and attestation on internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act;

    •
    Discussed with Deloitte the matters required to be discussed by Statement on Auditing Standards No. 114 relating to the conduct of the audit; and

    •
    Received written disclosures and the letter from Deloitte regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board. We discussed with Deloitte its independence, and considered whether the provision of non-audit services by Deloitte is compatible with maintaining its independence. All audit and non-audit services provided by Deloitte to the Corporation in fiscal year 2008 were pre-approved by us.

                Based on our review of the audited financial statements and discussions with management and Deloitte, we recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for fiscal year 2008 for filing with the SEC. The Audit Committee also has reviewed the performance and independence of Deloitte and recommends that shareowners approve the selection of Deloitte as the Corporation's independent auditors for fiscal year 2009.

Audit Committee
Chris A. Davis, Chairman
Andrew J. Policano
Anthony J. Carbone

 EQUITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                 Principal Shareowners.    The following table provides information about each shareowner known to us to own beneficially more than 5% of the outstanding shares of our Common Stock and information about the ownership of our Common Stock under our Savings Plans.

Name and Address of Beneficial Owner	Shares	Percent of Class(1)
T. Rowe Price Associates, Inc. Baltimore, MD(2)	8,412,515	5.3%
Fidelity Management Trust Company Boston, MA(3) (as Trustee under our Savings Plans)	6,377,448	4.0%

(1)
Percent of class calculation is based on shares of Common Stock outstanding as of December 12, 2008.

(2)
This information is based on a Schedule 13F filed with the SEC by this shareowner reporting that it beneficially owned these shares of Common Stock as of September 30, 2008.

(3)
This information is based on data provided by the trustee as of December 12, 2008. Shares held by the trustee under these Savings Plans on account of the participants in such plans will be voted by the trustee in accordance with written instructions from the participants, or instructions given by the participant pursuant to our telephone or Internet voting procedures. Where no instructions are received, the trustee will vote such shares in the same proportion on each issue as it votes those shares for which it has received voting instructions from participants.

                 Management Equity Ownership.    The following table shows the beneficial ownership, reported to us as of December 1, 2008, of our Common Stock, including shares as to which a right to acquire ownership within 60 days exists (for example, through the exercise of stock options or through various trust arrangements) within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended, of each director, each executive officer listed in the table and of such persons and other executive officers as a group.

	Beneficial Ownership on December 1, 2008
Name	Shares(1)		Percent of Class(2)
Clayton M. Jones	1,536,587	(3,4)	—	*
Donald R. Beall	378,217	(4,5,6,7)	—	*
Anthony J. Carbone	45,672	(4,5,6)	—	*
Chris A. Davis	40,352	(4,5,6)	—	*
Mark Donegan	4,725	(6)	—	*
Ralph E. Eberhart	3,041	(6)	—	*
David Lilley	—	(8)	—	*
Andrew J. Policano	7,522	(6)	—	*
Cheryl L. Shavers	27,856	(4,5,6)	—	*
Gregory S. Churchill	320,560	(3,4)	—	*
Patrick E. Allen	201,874	(3,4)	—	*
Gary R. Chadick	140,237	(3,4)	—	*
Robert K. Ortberg	109,478	(3,4)	—	*
All of the above and other executive officers as a group (22 persons)	3,354,692	(3,4,5,6,7,9,10)	2

*
Less than 1%

(1)
Each person has sole voting and investment power with respect to the shares listed unless otherwise indicated.

(2)
The shares owned by each person, and by the group, and the shares included in the number of shares outstanding have been adjusted, and the percentage of shares owned has been computed, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

(3)
Includes shares held under our Retirement Savings Plan as of December 1, 2008. Does not include 9,176 share equivalents for Mr. Jones, 1,513 share equivalents for Mr. Churchill, 794 share equivalents for Mr. Allen, 1,059 share equivalents for Mr. Chadick, 595 share equivalents for Mr. Ortberg and 19,237 share equivalents for the group, held under our Non-Qualified Savings Plan as of December 1, 2008. These share equivalents under the Non-Qualified Savings Plan are settled in cash in connection with retirement or termination of employment and may not be voted or transferred.

(4)
Includes shares that may be acquired upon the exercise of outstanding stock options that are or will become exercisable within 60 days as follows: 1,435,177 for Mr. Jones, 166,970 for Mr. Beall, 25,000 for Mr. Carbone, 25,000 for Ms. Davis, 18,500 for Dr. Shavers, 297,017 for Mr. Churchill, 184,294 for Mr. Allen, 120,599 for Mr. Chadick, 101,465 for Mr. Ortberg and 2,805,634 for the group.

(5)
Includes 21,381 shares for Mr. Beall, 11,984 shares for Mr. Carbone, 6,413 shares for Ms. Davis, and 4,632 shares for Dr. Shavers granted as restricted stock as compensation for services as directors.

(6)
Includes 8,688 shares for Mr. Beall, 8,688 shares for Mr. Carbone, 8,939 shares for Ms. Davis, 4,725 shares for Mr. Donegan, 3,041 shares for Mr. Eberhart, 7,522 shares for Dr. Policano, and 4,724 shares for Dr. Shavers granted as restricted stock units as compensation for services as directors.

(7)
Includes 181,178 shares that are held by a family trust. These shares in the family trust, along with other assets, are pledged as collateral for a loan.

(8)
Mr. Lilley joined the Board in December 2008 and he held no shares as of December 1, 2008.

(9)
Includes 5,859 shares under our Savings Plan held by executive officers' spouses, 1,547 shares held in an IRA by an executive officer's spouse and 944 shares acquired by an executive officer's spouse under our Employee Stock Purchase Plan as of

  December 1, 2008. Also includes 3,747 vested performance shares that have been deferred under a Deferred Compensation Plan.

(10)
Does not include performance shares held by such persons for which shares of our Common Stock may be issued upon a change of control or following the completion of any open three-year performance period, which shares are dependent on the level of achievement of our performance goals.

COMPENSATION OF DIRECTORS

2008 DIRECTOR COMPENSATION TABLE

                The following table sets forth information regarding compensation for each of our non-employee directors for 2008. Our non-employee director compensation program is comprised of cash (board and committee annual retainer fees) and equity (restricted stock unit awards). Mr. Jones, who is a director and an employee, does not participate in this compensation program for non-employee directors.

Name	Fees Earned or Paid in Cash ($)(1)(2)	Stock Awards ($)(3)(4)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)(6)	Total ($)
Donald R. Beall(7)	$96,250	$105,670	—	—	—	$17,105	$219,025
Anthony J. Carbone	$98,750	$105,670	—	—	—	$10,587	$215,007
Michael P.C. Carns(8)	$33,888	$809	—	—	—	$2,852	$37,549
Chris A. Davis	$103,750	$105,776	—	—	—	$5,130	$214,656
Mark Donegan	$96,250	$103,487	—	—	—	—	$199,737
Ralph E. Eberhart(9)	$87,610	$225,437	—	—	—	—	$313,047
David Lilley(10)	—	—	—	—	—	—	—
Andrew J. Policano	$101,250	$105,368	—	—	—	$1,500	$208,118
Cheryl L. Shavers	$96,250	$103,486	—	—	—	$3,706	$203,442
Joseph F. Toot(8)	$37,652	$486	—	—	—	$2,120	$40,258

(1)
Non-employee directors receive an annual retainer fee of $100,000 that they may elect to receive in cash or restricted stock units (RSUs) in lieu of cash. Each of Messrs. Beall and Carbone and Ms. Davis elected in 2007 to defer 100% of their cash retainer in 2008 into RSUs. Mr. Policano elected in 2007 to defer 35% of his cash retainer in 2008 into RSUs.

(2)
Audit Committee members receive an annual fee of $5,000 and the Audit Committee Chairman receives an annual fee of $10,000. These fees may be paid in cash or in RSUs in lieu of cash, at the election of the Audit Committee member. Ms. Davis elected in 2007 to defer 100% of her 2008 audit committee fees into RSUs.

(3)
Under the 2006 Long-Term Incentives Plan, as amended effective December 29, 2007, non-employee directors received an annual grant of RSUs determined by dividing $100,000 by the Fair Market Value of our stock on the date of the shareowner's annual meeting. RSU dividend equivalents payable quarterly are also included in this column.

(4)
No options were awarded to directors in fiscal year 2008. The non-employee directors have outstanding equity awards as of the end of fiscal year 2008 as follows:

Name	Option Awards	Restricted Stock Awards	Restricted Stock Unit Awards
Donald R. Beall	166,970	21,381	8,092
Anthony J. Carbone	25,000	11,984	8,092
Michael P.C. Carns(8)	25,000	—	—
Chris A. Davis	25,000	6,413	8,283
Mark Donegan	—	—	4,725
Ralph E. Eberhart	—	—	3,041
Andrew J. Policano	—	—	7,313
Cheryl L. Shavers	18,500	4,632	4,724
Joseph F. Toot(8)	21,289	—	—
(5)
Includes cash dividends paid on restricted stock.

(6)
Messrs. Carbone and Policano participate in our matching gift program with matching gifts up to $5,000. Our matching gifts are included in this column.

(7)
Mr. Beall also receives benefits related to his prior service as an executive of a predecessor company. These additional benefits are disclosed further in the narrative below.

(8)
Messrs. Carns and Toot retired from the Board of Directors effective February 12, 2008 and all restricted stock and RSUs previously held by them were vested at retirement.

(9)
Gen. Eberhart was elected a director in November 2007 and was granted 3,000 RSUs upon his election. Gen. Eberhart is not entitled to an annual grant of RSUs until the 2009 annual meeting.

(10)
Mr. Lilley joined the Board of Directors in December 2008 (after the end of fiscal year 2008).

Cash Compensation

                All non-employee directors receive a retainer fee of $100,000 per year for service on the Board of Directors, payable in advance in equal quarterly installments. An additional $10,000 annual retainer fee is paid to the Audit Committee chair. An additional $5,000 annual retainer fee is paid to each of the other Audit Committee members. No additional retainer is paid for service on committees other than the Audit Committee. Under the 2006 Long-Term Incentives Plan (2006 LTIP), each director has the option each year to determine whether to defer all or any part of his or her retainer fees by electing to receive restricted stock units of our Common Stock valued at the closing price of our Common Stock on the New York Stock Exchange Composite Transactions reporting system on the date the cash retainer payment would otherwise be paid. Directors are reimbursed for all reasonable expenses associated with attending board and committee meetings and otherwise relating to their director duties. Directors are eligible to obtain up to $5,000 in matching charitable gifts under our Matching Gift Program.

Stock-Based Compensation

                In addition to the retainer fees described above, each non-employee director is granted restricted stock units of our Common Stock under the 2006 LTIP based on a $200,000 value effective concurrently with the director's election to our Board. Following the completion of one year of service on the Board, each non-employee director was granted restricted stock units of our Common Stock based on a $100,000 value immediately after every Annual Meeting of Shareowners of the Corporation. Pursuant to the terms of the directors' restricted stock units, dividend equivalents in the form of additional restricted stock units accumulate on the date we otherwise pay dividends on our Common Stock and directors receive unrestricted shares of our Common Stock in payment for restricted stock units upon termination of service on the Board of Directors. A director has no voting rights on the restricted stock units prior to the issuance of unrestricted shares upon termination of service.

Other

                Mr. Beall receives, in addition to the standard non-employee director compensation described above, directly or indirectly approximately $23,000 per month for office, telecommunication and administrative services. Payment for these office, telecommunication and administrative services are benefits granted by Rockwell International Corporation (now known as Rockwell Automation, Inc.) ("Rockwell") that were assumed by us in our spin-off from Rockwell (the "Distribution") and are not compensation for services provided to us as a director. Mr. Beall also receives various retirement benefits (principally defined benefit pension, 401(k) savings plan distributions and deferred compensation payouts) associated with his years of service with Rockwell that were assumed by us in the Distribution.

Director Stock Ownership Guidelines

                Each non-employee director is required to own shares of our Common Stock with a market value of at least three times the annual retainer amount within four years of joining the Board of Directors. We consider all shares held as follows toward meeting these ownership requirements: shares owned outright (including in trusts and those held by a spouse), shares of restricted stock and shares represented by restricted stock units. Unexercised stock options are not included toward meeting the target. Progress toward meeting these ownership guidelines was reviewed in April 2008, and at that time it was projected that the ownership guidelines would be met on a timely basis.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

                This Compensation Discussion and Analysis (CD&A) provides detailed information about the compensation program for the Corporation's named executive officers. It includes the Compensation Committee's philosophy and objectives, roles and responsibilities, descriptions of each of the elements of compensation and the basis for compensation adjustments, incentive payments and long-term incentive grants made for 2008. Unless otherwise noted, references to years in this CD&A are to Rockwell Collins' fiscal years that commence in October.

Executive Summary

                The Compensation Committee has a strong pay-for-performance philosophy and approves programs that are aligned with company, shareowner and individual goals. To attract and retain top talent, target compensation is set around the median of the competitive market, and a significant portion of total direct compensation is dependent on actual performance measured against annual and long-term performance goals of the Corporation approved by the Board of Directors. 2008 was another record year for the Corporation with earnings and sales exceeding actual performance in 2007 and the targets set for this year.

                Earnings per share of $4.17 for 2008 (as adjusted for purposes of annual incentives by the impact of an acquisition) exceeded the goal of $3.90 and the prior year actual of $3.45. Sales grew from $4.4 billion to nearly $4.8 billion. The annual incentive plan paid at 121% of target amounts based on 2008 performance of the Corporation. Based on business unit or shared service performance as well as individual performance, individual awards were adjusted up or down accordingly.

                Long-term financial targets for the period 2006-2008 were also exceeded with return on sales of 13.7% compared to the target of 10.5% and cumulative sales of $12.6 billion against the goal of $12 billion. In spite of the Corporation's strong financial performance, the share price declined significantly this year and total return to shareowners was among the bottom group of specified peer companies. This total return to shareowners performance resulted in a 20% reduction of the payout. As a result, long-term incentive payments were made at 160% of target to eligible executives, including the named executive officers. Stock options granted in 2004 and later are "underwater" as of November 21, 2008 (with the market price of shares below the stock option exercise prices) and these stock options will not provide compensation to executives until the stock price increases above the exercise prices.

                Benefits provided to the executive officers are generally consistent with those provided to other salaried employees of the Corporation including health plans and retirement benefits. In 2008, the named executive officers experienced a decline in the values of their frozen defined benefit pension plan due to a rise in the discount rate used to calculate the present value of these benefits. Non-qualified deferred compensation balances also experienced losses in 2008 for the named executive officers as market returns on investments declined significantly.

Compensation Philosophy and Objectives

                The Compensation Committee ("Committee") has developed and implemented compensation policies, plans and programs to provide competitive compensation opportunities with actual payments highly dependent on the Corporation's performance results and enhancements to shareowner value, consistent with a pay-for-performance philosophy. Base salaries and target incentive compensation are set around the median compensation levels of other major U.S. industrial and aerospace peer companies, adjusted for size. The Committee considers the total compensation package (earned or potentially available, including benefits) in establishing each element of compensation.

                The policies, plans and programs are designed to meet the following objectives:

    •
    support the Corporation's vision roadmap

    •
    attract and retain highly qualified executives

    •
    be competitive with other major U.S. industrial and aerospace peer companies

    •
    reward corporate, business unit and individual performance ("pay for performance")

    •
    align the interests of executives and shareowners

    •
    promote the balance of annual and long-term results

What Compensation is Intended to Reward

                A significant amount of the named executive officers' compensation is variable, tied to performance as measured by specific goals for both the annual and long-term incentive plans. To support the pay-for-performance philosophy, performance is evaluated as follows:

                 Corporate Performance.    The annual incentive plan is designed to reward the achievement of annual financial goals and key business goals that are important to the current and future success of the Corporation. These goals are included in the Corporation's annual operating plan that is prepared by management and approved by the Board of Directors. The same annual incentive plan design and performance metrics apply to all named executive officers and most employees of the Corporation worldwide.

                The long-term incentives plan has been established to reward the achievement of long-term financial goals and increased shareowner value. This plan applies generally to about 150 employees of the Corporation including the named executive officers. These long-term incentives include three-year performance awards and stock options.

                 Business Unit Performance.    The Chief Executive Officer ("CEO") reviews the performance of each business unit and shared service based on the achievement of goals included in the Corporation's annual operating plan consisting of both financial and non-financial measures. Based on this overall assessment, the CEO has the discretion to adjust the annual incentive pool upward or downward to reflect the business unit's or shared service's performance. The Committee has delegated, with limits, to the CEO certain discretion to increase or decrease the annual incentive pool to allow for these adjustments.

                 Individual Performance.    The Corporation has a formal performance management program called Performance Review and Development Plan that applies to all salaried employees including the named executive officers. Individual performance goals are established at the beginning of each year and are aligned with the annual operating plan. Performance against these goals is evaluated at the mid-year point and at the end of the year. The CEO's personal goals are approved by the Compensation Committee each year in September for the next year. Following the end of the year at their November meeting, the Committee, with input from the other directors, formally evaluates the CEO's performance during its executive session. The CEO approves the individual performance goals of the other named executive officers at the beginning of each year, evaluates their performance at the end of the year and recommends to the Committee any resulting performance adjustments to their salaries and annual incentive payments.

Roles and Responsibilities

                 Compensation Committee.    The Board of Directors has delegated to the Committee responsibility for the development and oversight of the Corporation's executive compensation programs. The Committee consists entirely of independent directors. The Committee reports back to the Board of Directors the results of its review and specific proposals regarding changes to compensation programs and actions regarding the CEO. In accordance with its charter and its operating procedures and guidelines, the Committee is responsible for the following:

    •
    evaluates and approves executive compensation plans and policies

    •
    reviews design and competitiveness of compensation plans

    •
    reviews and approves corporate financial and key business goals used for the annual and long-term incentive plans

    •
    sets salaries as well as annual and long-term incentive targets for the CEO, other named executive officers, other executive officers and vice-president/general managers in the businesses ("designated senior executives")

    •
    oversees annual incentive, long-term incentive and deferred compensation plans and approves payouts for annual and long-term incentives for the designated senior executives

    •
    reviews the design and competitiveness of executive benefits and perquisites

    •
    evaluates the CEO's performance, sets all elements of the CEO's compensation and approves his annual and long-term incentive plan payouts

                The Committee has established a recurring agenda that ensures a consistent and timely review of those areas under its responsibility.

                 Independent Consultant.    The Committee selects and retains the services of an independent consultant to provide professional advice related to the Corporation's executive compensation plans. The independent consultant, Semler Brossy Consulting Group, LLC ("independent consultant"), is retained by the Committee and provides no other service to the Corporation. The independent consultant has direct interaction with the Committee's chairman, attends Committee meetings and provides independent benchmarking of peer companies and general industry compensation and practices. The independent consultant meets with new Committee members to orient them to the various policies, programs and processes managed by the Committee. The independent consultant meets with management to collect information, to solicit management's input and to fully understand the Corporation's plans, goals and actual performance. The consulting relationship is reviewed by the Committee annually to determine its satisfaction with the services and advice provided by the independent consultant.

                 Management.    The CEO reports to the Committee about the Corporation's performance, business unit performance and individual performance of the other named executive officers. He also discusses the operational and financial plans for future performance periods (annual and long-term) as they relate to compensation decisions. The CEO provides input on the design of compensation programs and policies. He also makes recommendations for compensation changes for the other named executive officers. The Senior Vice President, Human Resources provides additional support, analysis and counsel, including execution of the programs under the supervision of the Committee. Certain members of management, including the CEO, regularly attend Committee meetings. The CEO is delegated authority for the compensation arrangements for executives below the designated senior executive positions in the Corporation, with limitations that are established by the Committee. The Committee typically meets for a portion of its meetings in executive session, with its independent consultant but without the CEO or other members of management. The Committee's deliberations on CEO compensation are held during a non-management executive session of the Committee (that typically includes all board members) or at a meeting of the Board of Directors, and the CEO is not present during this executive session.

Market Benchmarking

                Prior to the beginning of each year, the Committee considers benchmark market data for total direct compensation (base salary plus annual and long-term incentives) for the CEO, named executive officers and other designated senior executives based on the research done by the independent consultant. The Committee utilizes this market data to assess the competitiveness of the Corporation's executive compensation and the mix of fixed (base salary) and variable (annual and long-term incentives) compensation.

                The Committee utilizes two sources of information to benchmark executive compensation — a general industry peer group with revenues similar to the Corporation and a peer group of companies in the aerospace industry. The general industry data is the primary source of market data and the peer group is the secondary source due to variation that can occur among the smaller group of peer companies.

    •
    General industry peer group: The Corporation's senior executives have skills that are in demand outside of the aerospace industry. The independent consultant conducts analysis using salary information from a widely utilized executive compensation resource — the Towers Perrin Compensation Data Bank. The independent consultant reviews the compensation levels of industrial companies with similar revenues. In 2008 this general industry peer group is comprised of 103 companies with sales ranging from $3 billion to $6 billion.

    •
    Peer group of ten companies in the aerospace industry (used for 2008 compensation benchmarking):

    •
    AAR Corp.

    •
    Alliant Techsystems Inc.

    •
    General Dynamics Corporation

      •
      Goodrich Corporation

      •
      Harris Corporation

      •
      L-3 Communications Holdings, Inc.

      •
      Northrop Grumman Corporation

      •
      PerkinElmer, Inc.

      •
      Raytheon Company

      •
      Teledyne Technologies Incorporated

                These companies were selected because they are representative of companies that compete with us for business and executive talent. The peer group is reviewed periodically to assure that it continues to meet the needs of the Committee. For 2009, the Committee has decided to update the peer group based on a review by the independent consultant. For further details on the peer companies, see "Compensation for 2009" below.

                Each year the independent consultant collects compensation data from public filings for each of these companies. Rockwell Collins' revenue is around the median of the peer group; however, because some companies are larger and some are smaller, the data is size-adjusted to obtain a more accurate view of the market. This data is also interpreted giving consideration to year-over-year variability and the impact of changes of any individual named executive officer among the peer group companies.

                The Committee generally sets target total direct compensation (base salary and annual and long-term incentives) around the median of the benchmark data. Each executive can be paid above or below that amount based on years in the position, prior experience, individual performance and corporate performance.

Comprehensive Compensation Review

                In the course of reviewing benchmark information from external sources and making decisions about the CEO's compensation or considering the CEO's recommendations for the other named executive officers, the Committee also reviews comprehensive compensation portfolios for each named executive officer. This portfolio information includes detailed modeling of the current dollar value of all aspects of compensation, including base salary, annual and long-term incentives, perquisites, pension and savings plans, and health and welfare benefits. The Committee reviews this information to ensure that the total compensation awarded to each named executive officer is reasonable and consistent with the compensation philosophy and objectives discussed above.

Elements of the Compensation Program

                The elements of the Corporation's executive compensation program are as follows: base salary, annual incentive, long-term incentives, perquisites and benefits. Each year the Committee approves the design and performance goals for both the annual and long-term incentives consistent with the Committee's compensation philosophy and objectives.

                 Allocation among the elements of direct compensation.    The mix of base salary, annual and long-term incentives varies by position. To support the pay-for-performance philosophy and consistent with external benchmark information, the higher the level of responsibilities and accountability, the more compensation is "at risk" for achieving the Corporation's annual and long-term performance goals. For the CEO, other named executive officers and other executive officers, the mix of the elements of total direct compensation at target levels is generally the following:

Position	Base Salary	Annual Incentives	Long-Term Incentives
Chairman, President & CEO	20%	20%	60%
Other named executive officers	30%	20%	50%
Other reports to the CEO	40%	20%	40%

                 Base Salary.    Each of the named executive officers, including the CEO, is paid a base salary for performance of his/her job duties and responsibilities. Base salary targets are generally set around the median of the competitive data; however, actual salaries can be below, at or above the median depending on performance and past experience. Newly promoted named executive officers are typically paid below the median of the competitive data with salary increases over time designed to move them to the median or above subject to meeting or exceeding their performance objectives.

                Base salary is reviewed annually and consideration is given for base salary adjustments based on individual performance and available competitive data that is presented by the independent consultant. Salaries are reviewed after the end of the fiscal year and any adjustments go into effect on January 1 each year, consistent with practices for all salaried employees. The salaries of the CEO and the other named executive officers are decided by the Committee after considering input from the CEO regarding base salary adjustments for the other named executive officers and consulting with the independent consultant and the Board of Directors.

                 Annual Incentives.    The Incentive Compensation Plan is an annual incentive plan with payouts based on the achievement of specific financial goals and key business goals that are included in the Corporation's annual operating plan as approved by the Board of Directors. The annual operating plan reflects the Corporation's performance commitments to its key constituents — shareowners, customers and employees — for the upcoming year. The Incentive Compensation Plan includes specific goals for sales, earnings per share and working capital as a percentage of sales, and non-financial goals ("key business goals") in the categories of future growth/program pursuits, operational excellence and people goals. The philosophy is to provide competitive annual incentive payouts when financial and non-financial goals are met, to provide above- target payouts when these goals are exceeded, and to provide below target or no payouts when these goals are not met.

                The Committee establishes the annual performance target goals and sets each named executive officer's annual target bonus as a percentage of salary based upon the median of the competitive benchmark data for each position. Annual incentive payments can range from 0% to 200% of the annual incentive target based on the performance achieved against the financial and key business goals. Each named executive officer's payout may also be adjusted up or down based upon the individual's and his or her business unit's performance during that fiscal year.

                The annual incentive pool is the sum of all target bonuses for the named executive officers and other executives who participate in the annual incentive plan multiplied by the annual incentive payout percent based on the performance of the Corporation against the goals that were established for the year. The incentive pool is subject to business unit, as well as individual, adjustments in accordance with recommendations from the CEO to the Committee. Individual performance adjustments can be made to the resulting incentive payments; however, they cannot in the aggregate increase the size of the incentive pool unless the CEO exercises the discretion delegated to him by the Committee to increase the pool by up to 5%.

                The 2006 Annual Incentive Compensation Plan for Senior Executive Officers, approved by shareowners at the 2006 Annual Meeting, provides for performance-based annual incentive compensation that is in compliance with Internal Revenue Code Section 162(m) allowing for the full tax deduction for the annual incentive payment. This plan defines a maximum amount for the awards that can be allocated each year to the CEO and to the other named executive officers. The annual incentive awards actually paid to these executives have been well below the maximum allowed by the Senior Executive Incentive Compensation Plan. The Committee bases the annual incentive awards for these senior executives on the same performance goals as set forth in the Annual Incentive Compensation Plan and uses its negative discretion to pay incentive awards for the executives at the performance level achieved against the goals that apply to all employees (as opposed to the maximum amount permitted by the Senior Executive Incentive Compensation Plan).

                 Annual Incentive Plan Performance Results.    A disciplined performance philosophy has been applied to the annual incentive plan. When results did not fully meet pre-established goals in 2002 and 2003 due to various factors including the effects of September 11th on the Commercial Systems business, annual incentives were paid at 84% and 75% of target amounts, respectively. For 2004 through 2007, the Corporation's performance has been outstanding and exceeded pre-established targets each year and, as a result, annual incentives were paid well above target levels (191%, 200%, 143% and 171%, respectively). These payouts were the result of exceeding demanding performance objectives, as the earnings per share goals clearly illustrate. The goal for a target payout each year for 2004-2007 represented a substantial increase over the prior year actual earnings per share — about 13% per year increase on average during 2004-2007. However, actual growth significantly exceeded even these targets, with earnings per share gains adjusted for acquisitions and non-recurring items of 23%, 32%, 23% and 27% each year for 2004-2007. Sales growth goals and working capital goals generally had similar patterns with performance exceeding demanding goals.

                 Long-Term Incentives.    The 2006 Long-Term Incentives Plan, approved by the Corporation's shareowners, provides the Committee with the flexibility to grant long-term incentive awards in a variety of forms including equity and multi-year performance awards. The purpose of long-term incentive compensation is to align an executive's performance to the long-term success of the Corporation and to the creation of shareowner value. As a result, a significant portion of the compensation of the CEO and other named executive officers is at risk for achieving the strategic financial performance targets set by the Committee in these long-term incentive awards and for growing the Corporation's stock price. These awards also serve as an important retention tool because they vest over multiple years.

                Each year the Committee reviews the competitive market data and analysis for long-term incentive grants provided by the independent consultant. This review includes the amount of compensation awarded and the design of a long-term incentive plan that will support the Committee's pay-for-performance philosophy. The target long-term incentive compensation for the CEO and other named executive officers is set around the median of the competitive market. The Committee sets the long-term incentive target compensation in dollars using three years of market data to take into account any short-term volatility in long-term incentive compensation. This dollar target is converted to a mix of stock options and multi-year performance awards with overlapping performance cycles. This approach allows the Committee to establish goals for each cycle that reflect the current strategic business plan.

                At its April 2007 meeting, the Committee reviewed trends in the forms of awards used by peer companies and the design of the long-term incentive plans with the independent consultant. The Committee has granted long-term incentives as stock options (50% of the target dollar value) and a multi-year performance award (50% of the target dollar value with half in cash and half in performance shares) to provide balance to encourage achievement of multi-year financial goals and increased shareowner value. To further strengthen the emphasis on balancing these key success factors and to align with enhancing shareowner value, the Committee determined that it would, beginning in November 2007, provide the long-term incentives grant as 50% stock options and 50% performance shares for performance over a three-year period. The cash portion of the performance award was eliminated.

                Stock options are granted with an exercise price equal to the fair market value on the date of grant and provide compensation value that is dependent on growth in the Corporation's stock price. The performance award payouts in cash and/or stock can range from 0% to 200% of the target amount and the payouts are determined after the three-year results are evaluated against financial goals. A peer performance modifier, based on total return to shareowners over the three-year period, can drive an adjustment up or down by 20% of the amount otherwise payable under the performance awards. For further details on these long-term incentives, see "2008 Compensation, Long-Term Incentives" below.

                 Long-Term Incentives Performance Results.    The long-term performance awards have been strongly linked to performance results. The Committee has chosen to use a combination of stock options and performance cash or shares with multi-year performance cycles. The 2003 through 2007 awards were driven by organic sales growth and by return on sales (net income divided by total sales) to encourage profitable growth. The return on sales goals for the 2003-2005, 2004-2006 and 2005-2007 cycles reflected high historical margins with average return on sales targets of 10% or more and 8% per year organic sales growth. The Corporation not only exceeded these goals, but also exceeded the maximum return on sales goal for those cycles. As a result, the long-term incentive performance awards (25% of the target award) resulted in payments as shown in the table below. At the same time shareowners realized significant gains during those performance periods.

3-year Performance Cycle	Cumulative Sales ($ billions)	Return on Sales	Date Paid	Percent of Target Award	Share Price at end of the Performance Cycle
2003-2005	$8.4	11.0%	November 2005	162%	$48.32
2004-2006	$9.7	11.9%	November 2006	300%	$54.84
2005-2007	$11.4	12.8%	November 2007	300%	$73.04

                Due to the performance achievements by the Corporation, the Committee raised the return on sales goals higher for each cycle from 2004 through 2007. Starting with the 2006 through 2008 cycle the mix of stock options and performance award was changed from 75%-25% to 50%-50% and the maximum payout available to participants was adjusted from 300% of the target payout to 200% of the target payout.

                 Equity grant practices.    The Committee has a practice of approving long-term incentives (including stock options) at its November meeting each year. The meeting date is scheduled at least one year in advance. Stock options are granted with an exercise price equal to the closing price of the Corporation's Common Stock on the date of the meeting that is the date of grant. This meeting follows the public release of annual earnings typically by one to two weeks. The Corporation intends for the market to absorb the impact of its public release of year-end financial results before making the grant. The Committee on occasion will make grants at other regularly scheduled meetings when a new executive is named either as a result of an internal promotion or hiring. The Committee has delegated to the CEO the authority to make individual equity grants to positions below the designated senior executives. These grants are approved by the CEO on the date of a regularly scheduled meeting of the Board of Directors. The Committee reviews the use of this delegation at its November meeting each year.

                 Benefits.    The CEO and other named executive officers generally are covered by the same broad range of benefit programs available to other U.S. salaried employees of the Corporation. These benefits include medical, prescription drug, dental, vision, flexible spending accounts, pension and savings plans, employee stock purchase plan, life insurance, disability payments and vacation. The Corporation provides a broad array of benefit programs to attract and retain a skilled and highly talented workforce and to provide employees with choice to meet their personal needs. These benefits are compared to external benchmarks periodically to assure that they remain competitive and cost effective. It is the Corporation's intention to provide a comprehensive benefits program that in total value is around the median of competitive practice.

                Effective October 1, 2006 the Corporation froze its defined benefit pension plan applicable to the named executive officers and other salaried employees and shifted its emphasis to a defined contribution plan. The qualified and non-qualified defined benefit pension plans no longer accrue benefits for salary increases and service rendered by the named executive officers and other salaried employees after September 30, 2006, except for some early retirement subsidies available to all eligible salaried employees. The pension plan was frozen to reduce the volatility of expense inherent in defined benefit pension plans. Effective October 1, 2006 the defined contribution savings plan was amended to include an additional corporate contribution using a percent of eligible earnings ranging from 0.5% to 6% based on age and service. No additional or special retirement benefits are provided to the CEO or other named executive officers after the pension freeze. For more information about the CEO and other named executive officer's pension and savings plan benefits, see the Pension Benefits and the Non-Qualified Deferred Compensation Tables.

                 Deferral Plans.    To provide a tax-effective opportunity to save for retirement or other future needs, the Board of Directors has authorized compensation plans that allow for the elective deferral of the receipt of base salary and performance-based awards (annual incentive and long-term performance awards) when earned and otherwise payable to eligible employees. Eligible employees include the CEO, other named executive officers and a select group of other management and professional employees. Amounts deferred into the plan accrue earnings based on each participant's selection of investment choices ("tracking funds") that are generally similar to the core funds provided in the Corporation's qualified savings plan.

                 Perquisites.    As part of a comprehensive executive compensation program, the Committee has provided the CEO and named executive officers certain annual perquisites, such as:

    •
    car allowance

    •
    financial planning allowance

    •
    reimbursement for an executive physical exam

                These perquisites are designed to be competitive within the industry that the Corporation competes for executive talent. They are reviewed annually by the Committee to assure that they continue to be competitive and consistent with the overall compensation philosophy. Details about the perquisites provided to the CEO and other named executive officers are included in the Summary Compensation Table and its footnotes.

2008 Compensation

                At its November 2007 meeting, the Committee approved base salary and annual incentive targets for 2008. Long-term incentive grants in the form of stock options and performance awards for the period 2008 through 2010 were also made. At its November 2008 meeting the Committee approved annual incentive payments for 2008 and long-term incentive payments for the performance period 2006 through 2008. These actions are outlined below.

                The alignment of pay with performance continued to show results in 2008. The performance of the Corporation for 2008 was strong, meeting or exceeding the annual targets for earnings and sales. Earnings per share were 21% above the prior year while sales increased by 8%. However, working capital as a percentage of sales was not on plan for 2008. As a result of these components and the performance on key business goals, payouts for 2008 to the named executive officers for their annual and long-term incentives exceeded their targets.

  Base Salary

                The Committee approved a base salary increase for the CEO effective on January 1, 2008 of 4.2% to bring his salary to $1 million per year, around the median for similar-sized companies in the general industry and peer group and to recognize the continuing strong performance by the Corporation and his achievements against his personal goals. The CEO recommended to the Committee base salary adjustments for the other named executive officers using the same criteria — market position and performance — as for all other salaried employees.

  Annual Incentives

Target Awards for 2008.    Target annual incentive amounts for the CEO and other named executive officers are reviewed annually by the Committee using the competitive information provided by the independent consultant. Target awards are set around the median of the competitive data for each position. The target awards are expressed as a percentage of annual salary. For 2008, the target annual incentive (as a percentage of base salary) for each named executive officer was as follows:

Chief Executive Officer	100%
Chief Operating Officers	70%
Chief Financial Officer	70%
General Counsel	60%

                 Performance Measures for 2008.    Prior to the beginning of each year, the CEO recommends to the Committee performance measures, based on the annual operating plan, that are most important to achieving the Corporation's goals. For 2008, the Committee selected earnings per share, sales and working capital (defined as current assets excluding cash and deferred taxes, minus current liabilities excluding debt) as a percentage of sales. The working capital measure is based on an average of the measurement taken at the beginning of the year and the end of each quarter of the year.

                Beginning in 2006, the Committee added key business goals as a fourth measure. These goals allow the Committee to consider non-financial performance that contributes to or detracts from the future success of the Corporation. These non-financial goals for 2008 (weighted 20% of the target award) included program wins, product deliveries, acquisition integration, establishment of our India design center, business system improvements, customer satisfaction and enterprise diversity goals.

                The weighting of these measures is evaluated each year. By weighting earnings per share and sales most heavily and equally at 35% each, the desired balance of sales growth and profit are reflected. Working capital as a percent of sales represents 10% of the total target award. The key business goals are weighted at 20% of the target award.

                 Performance Goals for 2008.    For each of these measures, the Committee sets specific target goals based on the Corporation's annual operating plan approved by the Board of Directors. A minimum threshold below which no payment will be made and "stretch" goals are set for each measure to establish the payout (minimum and maximum) range for the year.

                Significant improvements in company performance for earnings per share and sales over what was achieved in 2007, adjusted for acquisitions and non-recurring items, were required to earn target awards in 2008. The working capital as a percentage of sales goal was set after taking into account expected increases in short-term taxes and accounts receivable. The year over year changes are shown in "% Change" column below:

Measure	Weighting	2008 Target	2007 Actual	% Change
Sales ($ in billions)	35%	$ 4.730	$ 4.413	7.2%
Earnings per share	35%	$ 3.90	$ 3.45	13.0%
Working capital as % of sales	10%	8.7%	8.1%	(7.4)%

                 Actual Performance and Payments for 2008.    The financial performance for 2008 and the Committee's assessment of key business goals resulted in a payout of 121% of the target award before any adjustments for business unit and individual performance. Above target payouts were achieved for earnings per share and sales, while working capital as a percent of sales was below the minimum threshold and resulted in no payout for that measure. The key business goals were generally met for the year.

                The Corporation's 2008 actual performance on these financial goals, each as adjusted for acquisitions and certain other non-recurring items, generally exceeded 2008 target performance as shown below:

Measure	Weighting	2008 Actual	2008 Target	Result
Sales ($ in billions)	35%	$ 4.764	$ 4.730	Exceeded
Earnings per share	35%	$ 4.17	$ 3.90	Exceeded
Working capital as % of sales	10%	10.4%	8.7%	Not Met
Key business goals	20%			Met

                Based on performance results reported by management, the Committee determined the specific achievements during the year for each of the key business goals. The Committee considered the assessment of performance on each goal individually and overall. Using their discretion and qualitative judgment and considering management's feedback, they assessed the overall performance as having met the goals set by the Committee resulting in a target payout at the middle of the range for the key business goals.

                Payment to the CEO — The annual incentive payment to the CEO for 2008 that was determined by the Committee in executive session was $1.2 million or 121% of his target award for 2008. No additional adjustment was made to the formula award.

                Payments to the Named Executive Officers — The Committee reviewed and considered the CEO's recommendations in approving annual incentive awards to the other named executive officers and other designated senior executives. Minor adjustments were made to the named executive officers' incentives based on individual performance.

  Long-Term Incentives

                2008 Grant.    At its November 2007 meeting, the Committee provided for grants of stock options and three-year performance awards (for years 2008 through 2010) to the CEO, the other named executive officers and certain other employees under the 2006 Long-Term Incentives Plan after consultation with the independent consultant. The target awards in dollars for the CEO and other named executive officers were set after taking into account levels of responsibility, competitive market data and the relative contribution of each position to the business (i.e., internal equity or consistency between positions).

                Stock Options — 50% of the 2008 target dollar value for each named executive officer's long-term incentive award was granted as stock options. The exercise price of the options is the fair market value defined as the closing sale price of the stock as reported in the New York Stock Exchange-Composite Transactions on the date of grant and the options vest in three equal amounts on the first, second and third anniversary of the grant. The number of stock options is determined on the date of grant by dividing the target stock option compensation in dollars by the fair market value of one stock option (using a Binomial Lattice option pricing model for valuation) and rounded up to the nearest 100 shares.

                Performance Awards — 50% of the 2008 target dollar value for each named executive officer's long-term incentive award was granted by the Committee in the form of a three-year performance award, denominated in performance shares, for achievement of pre-established financial goals for the years 2008 through 2010. The financial goals, based on the strategic plan approved by the Board of Directors, focus on long-term profitable growth of the Corporation — measured by return on sales and cumulative sales — and total return to shareowners relative to peer companies. These measures reflect the importance of long-term financial performance balanced by its impact on total return to shareowners.

    Financial goals:

    •
    Return on sales is determined by taking the net income divided by the total sales for the years 2008 through 2010. The goal was set at 12%. The goal was increased from 11% set for the prior cycle; this is the fourth consecutive grant where the goal to achieve a target award has been increased. The return on sales goal significantly exceeds the return on sales achieved by the peer companies.

    •
    Cumulative sales reflects an average annual organic growth rate of 8% per year for the years 2008 through 2010. The three-year cumulative sales goal of $15.3 billion was increased by 11.7% over the previous three-year cycle (years 2007 through 2009).

    Peer performance modifier:

    •
    The modifier is a potential adjustment to the award (otherwise determined based on return on sales and cumulative sales) up or down by 20% depending on the Corporation's total return to shareowners (share price growth plus dividend yield) measured against a group of peer companies.

    •
    The peer performance adjustment will be made as follows:

    •
    If performance is among the top three peer companies, the award will be adjusted upward by 20%.

    •
    If performance is among the middle four companies, no adjustment will be made.

    •
    If performance is among the bottom three peer companies, a reduction of 20% will be made to the final award.

    •
    The peer companies are AAR Corp., Alliant Techsystems, Inc., The Boeing Company, General Dynamics Corporation, Goodrich Corporation, L-3 Communications Holdings, Inc., Lockheed Martin Corporation, Northrop Grumman Corporation, Raytheon Company and Teledyne Technologies, Inc. This peer group differs slightly from the compensation peers listed earlier because it more accurately reflects the relative differences between the Corporation's stock performance and market conditions within the industry and alternative investments for shareowners irrespective of the size of the company. The compensation peer group is more balanced as to size (a few larger and a few smaller companies) to allow for appropriate compensation comparisons. For 2009, the Committee agreed to update the peer group based on a review by the independent consultant. For further details on the peer companies, see "Compensation for 2009" below.

                The total number of shares awarded in November 2007 for stock options and performance shares at target payout represents 0.2% of total shares outstanding as of the date of grant.

                The Committee will review management's achievement of the pre-established financial goals at its November 2010 meeting and determine the payment, if any, earned by participants under the 2008-2010 performance awards.

                 Performance Award Payments for the period ending in 2008.    In November 2008, the Committee determined the payments to participants for the three-year performance awards granted in November 2005 covering the years 2006 through 2008. The pre-established goals for the three-year period were for cumulative sales and return on sales. Performance for the three-year performance period is summarized below:

    •
    Return on Sales, after adjustment for acquisitions and non-recurring items, was 13.7%, substantially exceeding the target of 10.5%. This compares to a median return on sales of 5.6% among the peer companies over the same period.

    •
    Cumulative sales, after adjustment for acquisitions, was $12.6 billion compared to a goal of $12.0 billion.

    •
    Total return to shareowners was among the bottom 3 of the 10 peer companies resulting in a 20% reduction for this measure.

                Based on the Corporation's performance during the three-year period outlined above, achievements for cumulative sales growth and return on sales against the pre-established performance goals would have resulted in a payment of 200% of target awards. Total shareowner return performance (stock price change plus dividends) compared to the peer companies was among the bottom three companies resulting in a 20% downward adjustment to the award to 160% of the target. Payments were made to 109 executives of the Corporation, including the CEO and other named executive officers, based on the formula established for the awards. The Committee made no other adjustments to the final award. The CEO received a payment in November 2008 of $960,000 and 22,066 shares of stock resulting from the three-year performance at 160% of his target award.

Compensation for 2009

                Based on a study and analysis done by the independent consultant during 2008, the Committee has decided to update the peer groups for 2009 as outlined below.

                The compensation peer group has been made up of ten companies in the aerospace industry for several years — AAR Corp., Alliant Techsystems Inc., General Dynamics Corporation, Goodrich Corporation, Harris Corporation, L-3 Communications Holdings, Inc., Northrop Grumman Corporation, PerkinElmer, Inc., Raytheon Company and Teledyne Technologies Incorporated.

                The independent consultant looked broadly at companies in the Aerospace and Defense sectors to identify potential peer companies. He reported to the Committee that PerkinElmer sold their aerospace business and should be removed from the peer group. He recommended that the Committee consider replacing them with DRS Technologies. He also recommended that the size of the peer group be increased to mitigate the volatility created by having a small peer group (currently ten companies). He evaluated companies that might be suitable for the Committee's consideration based on specific criteria — similar businesses, similar customer markets, and size of company. The Committee selected The Boeing Company, Lockheed Martin Corporation, ITT Corporation, Esterline Technologies Corporation and Moog Inc. to add to the peer group bringing the size of the peer group to 15 companies. Two of these companies are quite large (Boeing and Lockheed Martin) and are balanced by two smaller companies (Esterline and Moog). Median size (sales and market cap) remain similar to the prior peer group. Data will continue to be size-adjusted using regression analysis to give a more accurate view of the market for Rockwell Collins' size. At the request of the Committee, the independent consultant "back tested" the expanded peer group to confirm the relative year-over-year stability of the group.

                Long-term performance awards granted each year include a peer performance modifier based on relative performance for total shareowner return (share price growth and dividend payments — for more detail refer to Long-Term Incentives for 2008). The peer group has been slightly different than the compensation peer group since the latter was established in 2003 to recognize at that time the performance peers were a better alignment to stock performance, market conditions within the industry and alternative investments for shareowners. Based upon the independent consultant's comprehensive review of companies in the aerospace and defense industry and a review determining that historical performance of the expanded peer group was similar to the current group of peer companies, the Committee agreed to align the compensation and performance peer groups for compensation actions beginning in 2009.

                At the November 2008 meeting of the Committee, the independent consultant presented competitive benchmark data for named executive officers' compensation using the expanded peer group and the CEO reviewed the performance of the other named executive officers and designated senior executives. In addition, based on the competitive report provided by the independent consultant, the Committee considered the CEO's recommendation in approving target annual incentives for 2009 and long-term incentive grants made up of stock options and three-year performance share awards that are dependent on the Corporation's performance for the years 2009 through 2011 for cumulative sales, return on sales and total shareowner return using the expanded peer group. For the other named executive officers, the annual incentive targets were increased to 75% of base salary for the Chief Operating Officers to remain competitive with the median of competitive practice while the others will stay at the same percentage of salary as for 2008. The long-term incentive target values were increased for all of the named executive officers reflecting competitive data over a three-year period. These adjustments were made to remain competitive with the median of the benchmark data and the adjustments ranged from $20,000 to $300,000. The performance goals for 2009 through 2011 were established with cumulative sales increased over the prior cycle and the return on sales percentage held constant.

                The Committee met in executive session with the CEO to discuss his performance for 2008. The Committee then met in executive session with the independent consultant and without the CEO present to discuss CEO compensation. They reviewed the Corporation's results for 2008 and established the CEO's annual incentive payment (as outlined above) and 2006 through 2008 cash performance unit payment and performance shares earned according to the pre-established formula approved in 2005. Based on the input of the independent consultant and after consulting with the other members of the Board of Directors, the Committee approved a base salary increase for the CEO of 5% to $1.050 million annually (with the effectiveness delayed to April 1, 2009 consistent with cost savings measures implemented across the company), the 2009 target annual incentive at 100% of base earnings and a long-term incentive target award of $3.3 million made up of stock options and a three-year performance share award payable for achievement of pre-established goals for return on sales, cumulative sales and total return to shareowners for the performance period of 2009 through 2011. The long-term incentive target for the CEO was increased over the prior year to remain competitive with the median of the benchmark compensation data reported by the independent consultant.

Stock Ownership Guidelines

                The Committee believes that senior executives should have a significant equity interest in the Corporation. To promote equity ownership and further align the interests of senior executives with the Corporation's shareowners, the Committee increased ownership guidelines for senior executives in 2006.

                These guidelines require that each executive officer own shares of the Corporation's common stock with a market value of at least a specified multiple of their salary within a predetermined time period. At the Committee's April 2006 meeting, the guidelines were increased to six times salary for the CEO, three times salary for the other named executive officers and two times salary for certain other executive officers. Progress toward meeting the higher guidelines was reviewed by the Committee at its

April 2008 meeting and at that time it was projected that the ownership guidelines would be met by January 1, 2012, the time period established by the Committee in 2006.

                The Corporation considers all shares held as follows toward meeting the ownership requirements: shares owned outright (including in trusts and those held by a spouse), shares in the qualified savings plan, share equivalents held in the non-qualified savings plan, and shares in the employee stock purchase plan. Unexercised stock options and unearned performance shares are not included toward meeting the target.

Employment, Severance and Change of Control Agreements

                The Committee does not generally enter into employment contracts with the executive officers, including severance arrangements. The executives serve at the will of the Board. This approach allows for removal of an executive officer prior to retirement whenever it is in the best interest of the Corporation to do so, with discretion on whether to provide any severance package (excluding vested benefits). On the rare occasion when an executive officer is removed, the Committee exercises its business judgment in approving any appropriate separation agreement in light of all relevant circumstances, including the individual's term of employment, past accomplishments and reasons for separation.

                The Committee has approved change of control employment agreements with each of the named executive officers and with certain other executives. The current agreements were approved after reviewing the competitive benchmark data for similar arrangements with the independent consultant. The Committee has adopted these agreements to provide executive officers with a strong incentive to remain with the Corporation if there is a change of control, or the threat of such a transaction, and to maintain a competitive total compensation program. These change of control employment agreements also protect executives if they are terminated by the acquirer following the change of control. The payments are subject to a "double trigger" requiring that a change of control occur and a termination, or constructive termination, of employment also occur. Since constructive termination can be open to interpretation, the agreements also provide a 30-day period one year after the change of control during which the executive can exercise the right to leave the Corporation and collect the severance benefits (however, the benefits in these circumstances are reduced by 50% except long-term incentive awards paid under the terms of a separate shareowner approved plan). These agreements are set to be re-evaluated in or before June 2009.

                The Committee has provided for special treatment of long-term incentive awards upon death, disability and retirement, as well as change of control. The Committee evaluates these provisions from time to time and believes they are appropriate as part of a competitive total compensation program. For additional details about the terms and potential payments in the event of change of control and other separations, see the discussion of "Potential Payments upon Termination or Change in Control."

Payment Recovery Provisions

                Executive officers are subject to certain restrictive agreements that could be relevant upon a termination of employment, including confidentiality restrictions, mutual arbitration agreements, non-competition covenants and employee non-solicitation arrangements. An executive could lose all outstanding long-term incentives and/or be required to refund various long-term incentive benefits realized in the prior two-year period for breaching the non-compete or non-solicitation restrictions.

                The CEO and CFO could also be required by law to reimburse the Corporation for certain incentive compensation amounts received associated with misconduct leading to an accounting restatement.

Tax Deductibility of Executive Compensation

                Under Internal Revenue Code Section 162(m), a publicly held Corporation may not deduct in any taxable year compensation in excess of one million dollars paid in that year to its CEO and its other named executive officers (other than its CFO) unless the compensation is "performance based." Awards under the Senior Executive Incentive Compensation Plan, grants of stock options and grants of performance awards are designed to be "performance based" compensation. Since the Committee retains discretion with respect to base salaries and certain other compensation awards, those elements would not qualify as "performance based" compensation for these purposes. For fiscal year 2008, the Committee believes that all of the compensation for the named executive officers is deductible under this tax code provision, other than the portion of Mr. Jones' base salary and perquisites that is in excess of one million dollars.

COMPENSATION COMMITTEE REPORT

                The Compensation Committee of the Board of Directors acts on behalf of the Board to establish and oversee the executive compensation program in a manner that serves the interests of the Corporation and its shareowners. For a discussion of the policies and procedures, see Corporate Governance; Board of Directors and Committees — Compensation Committee.

                Management of the Corporation prepared the Compensation Discussion and Analysis of the compensation program for named executive officers. We reviewed and discussed the Compensation Discussion and Analysis for fiscal year 2008 (included in this proxy statement) with management. Based on this review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the 2008 Form 10-K for filing with the Securities and Exchange Commission. The Board has approved that recommendation.

Compensation Committee
Anthony J. Carbone, Chairman
Mark Donegan
Chris A. Davis

 SUMMARY COMPENSATION TABLE FOR 2008

                The following table sets forth information concerning compensation, from all sources, paid to or earned by our chief executive officer, chief financial officer and our other three most highly compensated executive officers at fiscal year end 2008 (the "named executive officers"), for services rendered in all capacities to us and our subsidiaries for the 2008 and 2007 fiscal years.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value ($)(5)	All Other Compensation ($)(6)	Total ($)
Clayton M. Jones	2008	$1,001,538	—	$1,536,979	$1,540,754	$2,171,861	—	$275,796	$6,526,928
Chairman, President and CEO	2007	$945,000	—	$720,486	$1,926,428	$3,416,000	$1,021,347	$167,709	$8,196,970
Gregory S. Churchill	2008	$526,115	—	$566,086	$515,083	$838,619	—	$131,046	$2,576,950
EVP and COO, Government Systems	2007	$480,000	—	$290,340	$598,900	$1,283,600	$115,398	$92,257	$2,860,495
Patrick E. Allen	2008	$470,481	—	$385,629	$349,800	$673,497	—	$85,251	$1,964,658
SVP and CFO	2007	$420,750	—	$191,905	$384,883	$919,200	$23,338	$63,139	$2,003,215
Robert K. Ortberg	2008	$473,154	—	$416,995	$327,541	$459,761	—	$109,109	$1,786,560
EVP and COO, Commercial Systems	2007	$400,000	—	$145,465	$211,111	$564,600	$32,228	$70,135	$1,423,539
Gary R. Chadick SVP,	2008	$397,115	—	$284,774	$261,118	$500,305	—	$64,229	$1,507,541
General Counsel and Secretary	2007	$364,700	—	$145,015	$301,728	$733,000	$18,638	$59,705	$1,622,786

(1)
Includes amounts deferred by the executives. Each of the executives also contributed a portion of his salary to the company's qualified and non-qualified savings plans.

(2)
No discretionary bonus was paid to any named executive officer in this table.

(3)
The dollar values set forth in this column are equal to the compensation cost recognized in 2008 for financial statement purposes in accordance with FAS 123(R) and do not reflect a reduction for possible forfeitures. A discussion of the assumptions used in calculating the fair values for stock options and performance shares is set forth in Note 13 of the Notes to Consolidated Financial Statements in our 2008 Annual Report on Form 10-K.

(4)
The dollar values set forth in this column represents the sum of the performance unit payouts denominated in cash (long-term incentives) for the 2006-2008 performance period and annual incentive compensation plan payments for service in 2008 as follows: Mr. Jones $960,000 for long-term incentives and $1,211,861 for annual incentive. Mr. Churchill $400,000 for long-term incentives and $438,619 for annual incentive. Mr. Allen $260,000 for long-term incentives and $413,497 for annual incentive. Mr. Chadick $200,000 for long-term incentives and $300,305 for annual incentive. Mr. Ortberg $64,000 for long-term incentives and $395,761 for annual incentive.

(5)
The 2008 decrease in the present value (discounted at 7.60%) of qualified and non-qualified pension plan benefits for each named executive officer is as follows: Mr. Jones ($30,105) in the qualified plan and ($254,969) in the non-qualified plan, Mr. Churchill ($42,532) in the qualified plan and ($101,602) in the non-qualified plan, Mr. Allen ($17,361) in the qualified plan and ($31,232) in the non-qualified plan, Mr. Ortberg ($33,765) in the qualified plan and ($26,726) in the non-qualified plan, and Mr. Chadick ($9,969) in the qualified plan and ($19,909) in the non-qualified plan. For more information about these plans, see the Pension Benefits section.

(6)
Includes the aggregate incremental cost to us of providing perquisites and personal benefits to the named executive officers for the year. Named executive officers are eligible for perquisites such as automobile allowances, airline club memberships, financial planning and an executive physical.

For Mr. Jones the amount in this column represents the sum of the following components: $25,200 for automobile allowance, contributions to the company's qualified and non-qualified savings plans made up of $59,400 in company matching contributions and $157,468 for retirement contributions, plus other perquisites totaling $33,728, which includes the incremental value of the executive long-term disability benefit, financial planning, executive physical, incidental costs from offsite Board of Directors meetings, discounted sale of unused vacation and a tax gross-up on non-qualified savings and deferred compensation.

For Mr. Churchill the amount in this column represents the sum of the following components: $20,400 for automobile allowance, contributions to the company's qualified and non-qualified savings plans made up of $31,200 in company matching contributions and $63,781 for retirement contributions, plus other perquisites totaling $15,666, which includes the incremental value of the executive long-term disability benefit, financial planning, incidental costs from offsite Board of Directors meetings, discounted sale of vacation, event tickets and a tax gross-up on non-qualified savings and deferred compensation.

  For Mr. Allen the amount in this column represents the sum of the following components: $20,400 for automobile allowance, contributions to the company's qualified and non-qualified savings plans made up of $27,900 in company matching contributions and $31,385 for retirement contributions, plus other perquisites totaling $5,566, which includes the incremental value of the executive long-term disability benefit, financial planning, incidental costs from offsite Board of Directors meetings, event tickets, and a tax gross-up on non-qualified savings and deferred compensation.

  For Mr. Chadick the amount in this column represents the sum of the following components: $20,400 for automobile allowance, contributions to the company's qualified and non-qualified savings plans made up of $23,550 in company matching contributions and $15,010 for retirement contributions, plus other perquisites totaling $5,269, which includes the incremental value of the executive long-term disability benefit, financial planning, incidental costs from offsite Board of Directors meetings, event tickets and a tax gross-up on non-qualified savings and deferred compensation.

  For Mr. Ortberg the amount in this column represents the sum of the following components: $20,400 for automobile allowance, contributions to the company's qualified and non-qualified savings plans made up of $28,050 in company matching contributions and $45,990 for retirement contributions, plus other perquisites totaling $14,669, which includes the incremental value of the executive long-term disability benefit, executive physical, discounted sale of vacation, incidental costs from offsite Board of Directors meetings, event tickets and a tax gross-up on non-qualified savings and deferred compensation.

 GRANTS OF PLAN-BASED AWARDS

                Shown below is information on grants to the Named Executive Officers of plan-based awards during fiscal year 2008.

								All Other Option Awards: Number of Securities Under-lying Options (#)
							All Other Stock Awards: Number of Shares of Stock or Units (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards		Estimated Future Payouts Under Equity Incentive Plan Awards
Name		Grant Date and Type	Target ($)	Maximum ($)	Target (#)	Maximum (#)
Jones	9/29/2007	ICP(1)	$1,001,538	$2,003,077	—	—	—	—	—	—
	11/13/2007	Performance Shares(2)	—	—	20,257	48,617	—	—	—	$1,500,031
	11/13/2007	Stock Options(3)	—	—	—	—	—	63,600	$74.05	$1,500,960
Churchill	9/29/2007	ICP(1)	$368,281	$736,561	—	—	—	—	—	—
	11/13/2007	Performance Shares(2)	—	—	6,651	15,962	—	—	—	$492,507
	11/13/2007	Stock Options(3)	—	—	—	—	—	20,900	$74.05	$493,240
Allen	9/29/2007	ICP(1)	$329,337	$658,673	—	—	—	—	—	—
	11/13/2007	Performance Shares(2)	—	—	4,727	11,345	—	—	—	$350,034
	11/13/2007	Stock Options(3)	—	—	—	—	—	14,900	$74.05	$351,640
Ortberg	9/29/2007	ICP(1)	$331,208	$662,416	—	—	—	—	—	—
	11/13/2007	Performance Shares(2)	—	—	6,415	15,396	—	—	—	$475,031
	11/13/2007	Stock Options(3)	—	—	—	—	—	20,200	$74.05	$476,720
Chadick	9/29/2007	ICP(1)	$238,269	$476,538	—	—	—	—	—	—
	11/13/2007	Performance Shares(2)	—	—	3,377	8,105	—	—	—	$250,067
	11/13/2007	Stock Options(3)	—	—	—	—	—	10,600	$74.05	$250,160

(1)
The amounts set forth in this row represent the 2008 annual incentive established for each named executive officer under the Annual Incentive Compensation Plan (ICP), which is an incentive program designed to reward for the achievement of annual performance goals. The performance measures and methodology for calculating payouts is described in the CD&A section.

(2)
The amounts set forth in this row represent performance share awards in November 2007 under our 2006 Long-Term Incentives Plan, which are performance based long-term incentive grants that are designed to reward for the achievement of specified goals over a three-year performance period. Payouts can range from 0% to 200% of target and are also eligible for a potential adjustment that is based on our total shareowner return for the performance period as measured against a group of peer companies. This adjustment is a multiplier of plus or minus 20 percent. The performance goals for the fiscal year 2008-2010 performance period are cumulative sales growth and return on sales. See the CD&A section for more information. The grant date fair values were derived by multiplying the grant date per share price times the target number of shares. Until the distribution of any Common Stock after the performance period is complete, executives do not have rights to vote the shares, receive dividends or any other rights as a shareowner. Named executive officers must remain employed through the performance period to earn an award, although pro-rata vesting results if employment terminates earlier due to retirement, death or disability. See the "Potential Payments Upon Termination or Change in Control" section for treatment of Performance Shares in these situations.

(3)
The amounts set forth in this row are the number of stock options granted to each named executive officer in November 2007 under our 2006 Long-Term Incentives Plan. The grant date fair values for these stock options were computed in accordance with FAS 123R. Stock options are exercisable in three equal annual installments beginning on the first anniversary of the date of grant. Stock options may also vest upon a change in control under certain circumstances, and a portion of the stock options may vest upon termination due to retirement, death or disability. See the "Potential Payments Upon Termination Change in Control" section for a discussion of treatment of stock options in these situations. Stock options expire ten years from the date of the grant. No dividends or dividend equivalents are payable with respect to stock options. Per our 2006 Long-Term Incentives Plan, the exercise price for these grants was equal to our closing share price on the New York Stock Exchange on the date of the grant.

Annual Incentive Compensation Plan

                The Annual Incentive Compensation Plan is an incentive plan with payouts based on the achievement of specific financial goals and key business goals that are aligned with our annual operating plan as approved by the Board of Directors. It includes specific goals for sales, earnings per share and working capital as a percentage of sales and non-financial goals ("key business goals") in the categories of growth/program pursuits, operational excellence and people goals. Annual incentive payments can range from 0% to 200% of the incentive target based on our performance achieved against the financial and key business goals. Individual performance adjustments can be made to the incentive payments. The 2006 Annual Incentive Compensation Plan for Senior Executive Officers (Senior Executive Plan), approved by shareowners at the 2006 Annual Meeting, and amended and restated on September 12, 2007 to reflect changes in respect of Internal Revenue Code Section 409A, provides for an Internal Revenue Code Section 162(m) compliant maximum amount for the incentive awards that can be allocated each year to the named executive officers based on a percentage of pre-tax segment operating earnings. The Senior Executive Plan generally yields a potential incentive payout to the named executive officers that is significantly higher than the incentive payout to the named executive officers calculated in accordance with the incentive plan applicable to a broader group of executives. The Compensation Committee regularly exercises its discretion under the Senior Executive Plan to reduce and align the actual payout to the named executive officers with the more broadly applicable incentive plan.

Performance Shares

                Performance share awards are based on three-year performance periods tied to established targets for cumulative sales and return on sales. Payouts can range from 0% to 200%. In addition, the awards include a potential multiplier adjustment up or down by 20 percent depending on the Corporation's total return to shareowners (share price growth plus dividend yield) measured against a group of ten peer companies. If performance is with the top three peer companies, 20 percent of the amount otherwise payable will be added to the award. If performance is with the middle four companies, no adjustment will be made. If performance is with the bottom three peer companies, a reduction of 20 percent of the amount otherwise payable will be made to the final award. The actual number of shares, to the extent earned, will be determined after the applicable three-year period is complete. The performance shares are payable in shares of Common Stock.

Stock Options

                The provisions of the stock option grants are as follows:

    •
    Ten-year term.

    •
    The exercise price is the fair market value defined as the closing sale price of the stock as reported in the New York Stock Exchange-Composite Transactions on the date of grant.

    •
    Vest in three equal amounts on the first, second and third anniversary of the grant.

    •
    Continue to vest upon retirement under one of our retirement plans (eligibility is currently as early as age 55) provided the retirement occurs on or after the first anniversary of the grant.

    •
    Upon death, the stock options become fully exercisable.

    •
    In the event of a change in control, all stock options then outstanding become fully exercisable.

    •
    Incentive stock options are utilized for a portion of the grant to the designated senior executives.

General

                For further information about these plan-based awards, see the "Compensation Discussion and Analysis."

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

                The following table provides outstanding stock options and unvested stock awards information for the named executive officers as of fiscal year end 2008.

	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)(2)		Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Jones	10/4/99 7/5/01 9/11/02 11/6/03 11/2/04 11/17/05 11/9/06 11/13/07	144,900 437,067 248,411 250,000 185,000 65,866 24,899 —	— — — — — 32,934 49,801 63,600	$ $ $ $ $ $ $ $	32.61 22.35 20.97 27.97 36.55 44.85 57.92 74.05	10/4/09 7/5/11 9/11/12 11/6/13 11/2/14 11/17/15 11/9/16 11/13/17	— — — — — — 20,720 40,514	$ $	— — — — — — 900,491 1,760,738
Churchill	10/4/99 7/5/01 6/12/02 9/11/02 11/6/03 11/2/04 11/17/05 11/9/06 11/13/07	10,143 14,000 15,000 17,376 100,000 74,000 26,666 9,766 —	— — — — — — 13,334 19,534 20,900	$ $ $ $ $ $ $ $ $	32.61 22.35 24.86 20.97 27.97 36.55 44.85 57.92 74.05	10/4/09 7/5/11 6/12/12 9/11/12 11/6/13 11/2/14 11/17/15 11/9/16 11/13/17	— — — — — — — 8,634 13,302	$ $	— — — — — — — 375,234 578,105
Allen	10/2/00 7/5/01 9/11/02 11/6/03 11/2/04 11/17/05 11/9/06 11/13/07	14,796 38,000 19,000 19,000 49,000 17,600 6,566 —	— — — — — 8,800 13,134 14,900	$ $ $ $ $ $ $ $	18.60 22.35 20.97 27.97 36.55 44.85 57.92 74.05	10/2/10 7/5/11 9/11/12 11/6/13 11/2/14 11/17/15 11/9/16 11/13/17	— — — — — — 5,612 9,454	$ $	— — — — — — 243,898 410,871
Ortberg	7/5/01 9/11/02 11/6/03 11/2/04 11/17/05 11/9/06 11/13/07	26,000 16,000 16,000 12,100 4,333 9,066 —	— — — — 2,167 18,134 20,200	$ $ $ $ $ $ $	22.35 20.97 27.97 36.55 44.85 57.92 74.05	7/5/11 9/11/12 11/6/13 11/2/14 11/17/15 11/9/16 11/13/17	— — — — — 7,770 12,830	$ $	— — — — — 337,684 557,592

	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)(2)		Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Chadick	11/6/03 11/2/04 11/17/05 11/9/06 11/13/07	50,000 37,000 13,333 5,033 —	— — 6,667 10,067 10,600	$ $ $ $ $	27.97 36.55 44.85 57.92 74.05	11/6/13 11/2/14 11/17/15 11/9/16 11/13/17	— — — 4,318 6,754	$ $	— — — 187,660 293,529

(1)
Stock options are exercisable in three equal annual installments beginning on the first anniversary of the date of grant.

(2)
The option exercise price for these grants was equal to our closing share price on the New York Stock Exchange on the date of the grant.

(3)
The amounts set forth in this column were derived by multiplying each named executive officer's target performance shares by the maximum payout percent assuming no adjustment for the Total Shareowner Return multiplier. The actual number of shares that will be granted, to the extent earned, will be determined after the applicable three-year performance period is complete. Vesting and payment of performance shares for the November 2006 grant (covering the fiscal year 2007-2009 performance period) will be based on performance for the three-year cycle ending with fiscal year 2009. Vesting and payment of performance shares for the November 2007 grant (covering the fiscal year 2008-2010 performance period) will be based on performance for the three-year cycle ending with fiscal year 2010.

(4)
The market value of performance shares that have not vested as of our year-end 2008 was calculated using our year-end closing share price of $43.46 multiplied by the number of shares displayed in the prior column.

OPTION EXERCISES AND STOCK VESTED

                The following table shows (i) exercises by the named executive officers during 2008 of options to purchase Common Stock granted under our equity compensation plans; and (ii) vestings of stock, including performance shares, restricted stock, restricted stock units and similar instruments for the named executive officers in 2008.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Jones	—	—	22,066	$958,988
Churchill	20,656	$1,084,139	8,651	$375,972
Allen	—	—	5,798	$251,981
Ortberg	2,576	$49,941	1,427	$62,017
Chadick	—	—	4,317	$187,617

(1)
The amounts shown in this column were calculated using the spread between the price at which the shares were sold on the date of exercise minus the stock option exercise (purchase) price, multiplied by the number of stock options exercised. The stock options exercised may include both incentive stock options and non-qualified stock options.

(2)
The amounts shown in this column represent the value of shares of Common Stock issued in respect of performance share payouts for the 2006-2008 performance period using the end of fiscal year 2008 closing share price.

 PENSION BENEFITS

                The following table provides information as of the end of fiscal year 2008 (the pension measurement date for purposes of the Corporation's financial statements) for each named executive officer regarding retirement benefits under our qualified and non-qualified pension plans.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit	Payments During Last Fiscal Year ($)
Jones	Rockwell Collins Pension Plan	26.8	$729,733	—
	Rockwell Collins Non- Qualified Pension Plan	26.8	$3,184,642	—
	2005 Rockwell Collins Non- Qualified Pension Plan	26.8	$2,995,357	—
Churchill	Rockwell Collins Pension Plan	26.1	$338,568	—
	Rockwell Collins Non- Qualified Pension Plan	26.1	$238,414	—
	2005 Rockwell Collins Non- Qualified Pension Plan	26.1	$538,322	—
Allen	Rockwell Collins Pension Plan	11.8	$86,641	—
	Rockwell Collins Non- Qualified Pension Plan	11.8	$48,405	—
	2005 Rockwell Collins Non- Qualified Pension Plan	11.8	$105,548	—
Ortberg	Rockwell Collins Pension Plan	19.2	$219,301	—
	Rockwell Collins Non- Qualified Pension Plan	19.2	$57,182	—
	2005 Rockwell Collins Non- Qualified Pension Plan	19.2	$116,389	—
Chadick	Rockwell Collins Pension Plan	5.3	$59,812	—
	Rockwell Collins Non- Qualified Pension Plan	5.3	$0	—
	2005 Rockwell Collins Non- Qualified Pension Plan	5.3	$119,480	—

                In September 2006, we froze our qualified and non-qualified defined benefit pension plans applicable to the named executive officers and certain other salaried employees and shifted our emphasis to a defined contribution plan. Set forth below is further disclosure relating to these qualified and non-qualified defined benefit pension plans that have been frozen.

                We maintain qualified and non-qualified defined benefit pension plans for our employees. As part of the 2001 spin-off from Rockwell, all of the qualified defined benefit pension plans were merged into one plan and renamed the Rockwell Collins Pension Plan ("Qualified Pension Plan"). Effective September 30, 2006, the plan was amended to discontinue benefit accruals for salary increases and services rendered after that date, other than for employees covered by collective bargaining agreements. Each of the current named executive officers is eligible for a benefit under the Qualified Pension Plan that is included in the totals above. Benefit calculations for each named executive officer are unique depending on age, years of service and average annual covered compensation. Covered compensation includes salary and annual incentive.

                We also maintain a non-qualified supplemental defined benefit pension plan (the Rockwell Collins Non-Qualified Pension Plan ("NQ Pension Plan")) to provide eligible employees, including the named executive officers, with supplemental pension benefits in excess of the maximum benefit allowed under the Qualified Pension Plan by reason of limitations of the Internal Revenue Code. A participant's supplemental retirement benefit is generally based on a continuation of the participant's benefit calculation formula under the Qualified Pension Plan.

                Executive officers hired after January 1, 1993 are covered by an enhanced early build-up retirement benefit provision broadly available to the other salaried sub-plan participants hired before 1993. This benefit was also frozen on September 30, 2006.

                The present value of the accumulated pension benefit for each named executive officer is calculated using a 7.6% discount rate as of September 30, 2008, and a retirement age of 62, the earliest age an executive can retire without a reduction in benefits. The form of payment assumes a weighted average of a joint and 60% survivor annuity and a single life annuity. For further discussion related to our pension assumptions, see Note 11 of the Notes to Consolidated Financial Statements in our 2008 Annual Report on Form 10-K.

                The Qualified Pension Plan does not have a lump sum option. Payments from the NQ Pension Plan are made in the same form and at the same time as payments from the Qualified Pension Plan for service prior to 2005. The Corporation adopted the 2005 Non-Qualified Pension Plan ("2005 NQ Pension Plan") to comply with the requirements of the Internal Revenue Code Section 409A for non-qualified benefits earned after 2004. Under the 2005 NQ Pension Plan, participants made an election at the end of calendar year 2008 as to the form and timing of the payments that will be made upon separation from the Corporation. For benefits payable under the 2005 NQ Pension Plan, participants can elect an annuity, one lump sum or up to ten annual installments.

                We have established a master rabbi trust, which was amended and restated on September 11, 2007 to reflect certain changes in respect of Internal Revenue Code Section 409A, relating to the NQ Pension Plans. The master rabbi trust requires that, upon a change of control, we fund the trust in a cash amount equal to the unfunded accrued liabilities of the NQ Pension Plan and the 2005 NQ Pension Plan as of such time.

NON-QUALIFIED DEFERRED COMPENSATION

                The table below provides information on the non-qualified deferred compensation of the named executive officers in 2008, including:

                 Deferred Compensation Plan.    The plan allows eligible employees to defer a portion of their income and earnings until a future date when distributions are received from the plan. Participation in the plan is an annual decision that covers only the upcoming calendar year and must be made during each year's annual enrollment period. The participants are not allowed to change their deferral election during the year. The Corporation adopted the 2005 Deferred Compensation Plan in September 2007 to comply with Internal Revenue Code Section 409A requirements.

                The named executive officers may elect to defer up to 50% of base salary and/or as much as 100% of any annual incentive award. With respect to distributions, the named executive officers may elect to receive their balance on a future specified date, at retirement (up to 15 annual installments or as a lump sum) or upon termination (lump sum only). All deferrals of base salary and/or incentive awards made in a calendar year will be subject to the same distribution election.

                The named executive officers can choose any of the measurement funds offered by the plan and have the ability to change their investment election at any time. The measurement fund options are intended to mirror as closely as possible the performance of underlying mutual funds.

                Separate deferral and distribution elections are made for performance awards (long-term incentives).

                 Non-Qualified Retirement Savings Plan.    The primary purpose of the Corporation's Non-Qualified Retirement Savings Plan ("Non-Qualified Savings Plan") is to supplement the Corporation's Qualified Retirement Savings Plan ("Qualified Savings Plan") by allowing employees to receive credits for contributions that could not be made to the Qualified Savings Plan due to the Internal Revenue Code compensation limit or annual additions limit. Additionally, employees receive credits to the Non-Qualified Savings Plan for amounts that but for the Internal Revenue Code limits would have been contributed to the Qualified Savings Plan (a) as company matching contributions (equal to 75% of the first 8% of employee contributions) and (b) as company retirement contributions (such defined contributions are expressed as a specified percentage of eligible compensation determined based on each employee's age and length of service).

                The named executive officers may defer up to 50% of base salary to the plan. To comply with Internal Revenue Code Section 409A regulations, the contribution percent in effect for the Qualified Savings Plan on December 31 of the prior year will be the contribution percent in effect for the current year in the Non-Qualified Savings Plan. With respect to distributions, contributions made prior to 2005 permit participants to receive their balance upon termination of employment either through a lump sum payment or in annual installments up to 10 years. Contributions made in 2005 through 2007 are paid in lump sum only upon termination of employment. The Corporation adopted the 2005 Non-Qualified Savings Plan in September 2007 to comply with Internal Revenue Code Section 409A requirements. Beginning with deferral elections for 2008, participants can receive their resulting balance upon termination of employment either through a lump sum payment or in annual installments up to 10 years.

                The investment funds available for the employee and company credits are identical to the investment funds in the Qualified Savings Plan. Investment elections to the Non-Qualified Savings Plan are made independently from the Qualified Savings Plan. Contribution credits not directed to a specific investment fund will be invested in a Fidelity Freedom Fund designed for a target retirement date that is closest to the date that the employee turns age 65. Employees may transfer credits to other investment funds within the plan at any time.

                Distributions for the Deferred Compensation Plan and Non-Qualified Savings Plan are processed within the first 60 days of the calendar year following the year that an employee terminates or retires. However, if the named executive officer terminates or retires after June 30, the distribution will be processed within the first 60 days following June 30 of the following calendar year.

 Non-Qualified Deferred Compensation

Name	Executive contributions in last fiscal year ($)(1)	Registrant contributions in last fiscal year ($)(2)	Aggregate earnings/ (losses) in last fiscal year ($)(3)	Aggregate withdrawals / distributions ($)(4)	Aggregate balance at last fiscal year end ($)(5)
Jones	$62,277	$190,375	$(1,568,809)	—	$7,545,027
Churchill	$145,594	$67,947	$(203,705)	—	$586,341
Allen	$143,038	$37,435	$(155,853)	—	$574,561
Ortberg	$110,824	$49,202	$(76,636)	—	$267,460
Chadick	$88,050	$20,160	$(66,338)	—	$254,875

(1)
The amounts shown in this column include elective deferrals into the Deferred Compensation Plan during fiscal year 2008 and contributions into the Non-Qualified Savings Plan during fiscal year 2008. This column includes amounts for executive contributions of base salary to the Deferred Compensation Plan and executive contributions to the Non-Qualified Savings Plan that were also reported in the Summary Compensation Table as salaries as follows:

Name	Deferred Compensation Plan Contribution	Non-Qualified Savings Plan Contribution
Jones	—	$62,277
Churchill	$41,600	$23,954
Allen	$16,313	$18,800
Ortberg	$46,750	$19,615
Chadick	$39,250	$13,000
(2)
The amounts shown in this column include company contributions credited to each executive's Non-Qualified Savings Plan account during fiscal year 2008. Company contributions include credits equal to 75% of the first 8% of the executive's base salary, and retirement credits equal to a percentage of eligible compensation, such percentage determined based on each executive's age and length of service. This column includes the amounts for registrant contributions to the Non-Qualified Savings Plan that were also reported in the Summary Compensation Table as other compensation.

(3)
The amounts shown in this column include actual dividends and market value changes in the Deferred Compensation Plan and Non-Qualified Savings Plan accounts during fiscal year 2008.

(4)
This column represents withdrawals or distributions from the named executive officers' Deferred Compensation Plan and Non-Qualified Savings Plan accounts during the 2008 fiscal year. As of the end of fiscal year 2008 there had been no withdrawals or distributions from the accounts of the named executive officers.

(5)
This column represents the combined balance of the Deferred Compensation Plan and Non-Qualified Savings Plan as of the end of fiscal year 2008.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

                The following information and table set forth the amount of payments to each of our named executive officers in the event of death, disability or termination of employment as a result of certain triggering events. The table also sets forth the amount of payments to each of our named executive officers in the event of a change in control without a termination of employment. Note, however, that the change in control agreements discussed in further detail below principally provide for the payment of benefits only in the event of a termination of employment after a change in control and not upon the change in control itself.

                We do not generally enter into employment contracts with our executive officers nor do we have any severance plan or arrangement for our executive officers. The executives serve at the will of the Board. This approach allows us to remove an executive officer prior to retirement whenever it is in the best interest of the Corporation, with discretion on whether to provide any severance package (excluding vested benefits). On the rare occasion when an executive officer is removed, the Corporation exercises its business judgment in approving any appropriate separation agreement in light of all relevant circumstances, including the individual's term of employment, past accomplishments and reasons for separation.

                Executive officers are subject to certain restrictive agreements with us that could be relevant upon a termination of employment, including confidentiality restrictions, mutual arbitration agreements, non-competition covenants and employee non-solicitation arrangements. An executive could lose all outstanding long-term incentives and/or be required to refund various long-term incentive benefits realized in the prior two-year period for breaching these non-compete or non-solicitation restrictions.

                 Assumptions and General Principles.    The following assumptions and general principles apply with respect to the table below and any termination of employment of a named executive officer. The amounts shown in the table assume that each named executive officer was terminated at the end of fiscal year 2008. Accordingly, the table includes estimates of amounts that would be paid to the named executive officer upon the occurrence of a termination or change in control. The actual amounts to be paid to a named executive officer can only be determined at the time of the termination or change in control.

                A named executive officer is entitled to receive amounts earned during his term of employment regardless of the manner in which the named executive officer's employment is terminated. These amounts include base salary and unused vacation. These amounts are not shown in the table because they are not specifically related to the termination of employment.

                Pursuant to the awards under the Long-Term Incentives Plans, a named executive officer who terminates employment by death, disability or retirement during the performance period under the award is eligible to receive a pro-rata payment for the portion of the period that elapsed prior to the termination of employment. In the event of a voluntary termination or a termination for cause before the end of the performance period, no payments will be made. See the discussion of "Long-Term Incentives" in the "Compensation Discussion and Analysis" section earlier in this proxy statement for a description of our long-term incentive compensation plans.

                A named executive officer may exercise any stock options that are exercisable prior to the date of termination. Any payments related to these exercisable stock options are not included in the table because they are not specifically related to the termination of employment.

                A named executive officer will be entitled to receive all amounts accrued and vested under our retirement and savings programs, pension plans and deferred compensation plans in which the named executive officer participates. These amounts will be determined and paid in accordance with the applicable plan and are not included in the table because they are not specifically related to the termination of employment. Certain of these amounts are set forth in the "Pension Benefits" table and the "Non-Qualified Deferred Compensation Table".

                 Normal and Early Retirement.    A named executive officer is eligible to elect normal retirement at age 65 and early retirement between the ages of 55 and 64. All of our full-time salaried employees hired prior to October 1, 2006 with at least ten years of service are eligible for health care and life insurance benefits upon normal retirement subject to the terms of the plans and applicable limits on our company contributions. In addition, upon normal and early retirement, all outstanding stock options will continue to vest in accordance with their terms and be exercisable for up to five years from retirement. As of fiscal year end 2008, none of the named executive officers was eligible for normal retirement, and only Mr. Jones was eligible for early retirement.

                 Death and Disability.    In the event of the death of a named executive officer, all outstanding stock options will immediately vest and become exercisable. The amounts set forth in the table for stock options reflect the difference between the closing price of our common stock at fiscal year end 2008 and the exercise prices for each option for which vesting accelerated.

                In the event of the disability of a named executive officer, all stock options will continue to vest in accordance with their terms and the Corporation's practices.

                Each named executive officer is eligible for company-paid life insurance. Under our life insurance program, the beneficiary of a named executive officer is entitled to receive a death benefit equal to one times his annual salary. Life insurance benefits are not shown in the table because the one times salary amount is based on the same formula as that generally available to all salaried employees.

                Each named executive officer also participates in our disability insurance programs, which consist of salary continuation, short-term disability, and long-term disability. The salary continuation and short-term disability benefits for named executive officers are based on the same formula as those generally available to all salaried employees, and are not shown in the table. For purposes of these programs, "disability" is defined as a condition caused by a non-occupational accident or sickness that results in an inability of the employee to do his or her job, and the inability to do any other job for which he or she is fit by education, training, or experience. The executive long-term disability program pays as follows: Upon the occurrence of a disability under the program, a named executive officer will receive a monthly benefit equal to 50% of base salary and 50% of the monthly average of the executive's last five annual incentive pay awards until the earlier of: (a) age 65; (b) recovery from the disability; (c) the date the named executive officer begins receiving retirement plan benefits; or (d) death. The amounts set forth in the table reflect the amount of the first year's payments under the program and only reflect those amounts in excess of long-term disability benefits that would be generally available to all salaried employees.

                 Voluntary Termination and Termination for Cause.    A named executive officer is not entitled to receive any additional forms of severance payments or benefits upon his voluntary decision to terminate employment with the Corporation prior to being eligible for retirement or upon termination of employment by the Corporation for cause.

                 Change in Control.    We have entered into change in control employment agreements with each of the named executive officers. Forms of these agreements have been publicly filed as exhibits to our reports filed with the SEC. Each employment agreement is set to expire in June 2009 and becomes effective upon a "change of control" of the Corporation during the term, as follows:

    •
    the acquisition by any individual, entity or group of 20% or more of the combined voting power of our outstanding securities; or

    •
    a change in the composition of a majority of our board of directors that is not supported by our current board of directors; or

    •
    a major corporate transaction, such as a reorganization, merger or consolidation or sale or other disposition of all or substantially all of our assets, that results in a change in the majority of our board of directors or of more than 50% of our shareowners; or

    •
    approval by our shareowners of the complete liquidation or dissolution of our company.

                Each agreement provides for the continuing employment of the executive for three years after the change of control on terms and conditions no less favorable than those in effect before the change of control. Severance benefits are available after a change of control, if a named executive officer's employment is terminated by us without "cause" (termination for reasons other than willful nonperformance of duties after written demand or willful engagement of illegal conduct or gross misconduct) or if the executive terminates his or her own employment for "good reason" (including decrease in position, authority, duties or responsibilities, failure to maintain compensation, change in office location by more than 35 miles or certain breaches of the agreement) within that three-year period. The executive is entitled to severance benefits equal to three times his or her annual compensation, including bonus, and the value of other retirement, health and welfare benefits for three years. In addition, if the executive terminates his or her own employment for any reason during the 30-day period beginning one year after the change of control, the executive is entitled to 50% of these severance benefits. The executives are entitled to an additional tax gross-up payment, if necessary, to make them whole as a result of any excise tax imposed by the Internal Revenue Code on these change of control payments, unless the safe harbor amount above which the excise tax is imposed is not exceeded by more than ten percent, in which event the payments will be reduced to avoid the excise tax. The executive is required to waive any claims based upon his termination of employment in exchange for these benefits.

                In addition to the change in control agreements, our long-term incentive agreements also include accelerated vesting and potentially enhanced payout provisions in the event of a loss of employment in connection with a change in control of the Corporation. These long-term incentive arrangements include:

    •
    Performance units and performance shares are paid out at the higher of target or the prior three-year average payout percentage; and

    •
    Stock options are fully vested automatically upon a change in control.

                The table below presents as of fiscal year end 2008 estimated incremental payments potentially payable to the named executive officers upon the following specified events:

Estimated Incremental Payments on Termination or Change in Control

Event	Jones		Churchill		Allen		Ortberg	Chadick
Death; Normal and Early Retirement
2007-2009 Performance Units(1)	$800,000		$333,333		$216,667		$300,000	$166,667
2007-2009 Performance Shares(2)	$600,327		$250,156		$162,598		$225,123	$125,107
2008-2010 Performance Shares(3)	$586,913		$192,702		$136,957		$185,864	$97,843
Stock Options(4)	—		—		—		—	—
Disability
2007-2009 Performance Units(1)	$800,000		$333,333		$216,667		$300,000	$166,667
2007-2009 Performance Shares(2)	$600,327		$250,156		$162,598		$225,123	$125,107
2008-2010 Performance Shares(3)	$586,913		$192,702		$136,957		$185,864	$97,843
Stock Options(4)	—		—		—		—	—
Disability Benefits(5)	$566,975		$194,470		$149,400		$141,132	$131,490
Change In Control Without Termination
2007-2009 Performance Units(6)	$1,200,000		$500,000		$325,000		$450,000	$250,000
2007-2009 Performance Shares(7)	$900,491		$375,234		$243,898		$337,684	$187,660
2008-2010 Performance Shares(7)	$1,760,738		$578,105		$410,871		$557,592	$293,529
Stock Options(8)	—		—		—		—	—
Termination Without Cause After A Change In Control(9)
Salary Continuation(10)	$3,000,000		$1,590,000		$1,425,000		$1,470,000	$1,200,000
Annual Bonus(11)	$4,848,000		$1,600,800		$1,295,100		$1,333,800	$1,074,000
Health and Welfare Benefits Continuation(12)	$26,224		$32,772		$34,410		$35,094	$30,536
Retirement Plan Benefits(13)	$231,706		$296,325		$180,013		$213,706	$143,189
Outplacement Assistance(14)	$10,000		$10,000		$10,000		$10,000	$10,000
280G Tax Gross-up(15)	—	(16)	—	(16)	—	(16)	$1,602,896	—	(16)

(1)
The dollar values set forth represent a pro-rata value. The values were derived by multiplying each named executive officer's target performance units times the maximum payout percent assuming no adjustment for the Total Shareowner Return multiplier and then pro-rating the amount for two thirds (24/36ths) participation.

(2)
The dollar values set forth represent a pro-rata value. The values were derived by multiplying each named executive officer's target performance shares times the maximum payout percent assuming no adjustment for the Total Shareowner Return multiplier, pro-rating the amount for two thirds (24/36ths) participation and then multiplying by our fiscal year end closing share price of $43.46. Two thirds of the performance period has transpired on these awards as of fiscal year end 2008.

(3)
The dollar values set forth represent a pro-rata value. The values were derived by multiplying each named executive officer's target performance shares times the maximum payout percent assuming no adjustment for the Total Shareowner Return multiplier, pro-rating the amount for one third (12/36ths) participation and then multiplying by our fiscal year end closing share price of $43.46. One third of the performance period has transpired on these awards as of fiscal year end 2008.

(4)
The dollar values set forth represent the spread value or "in the money" value of all outstanding unvested stock options at the end of the fiscal year as if they otherwise had become vested at the end of the fiscal year. For details on outstanding unvested stock options see the "Outstanding Equity Awards At Fiscal Year End" table.

(5)
The dollar values set forth represent the incremental benefit amount for the executive Long-Term Disability (LTD) plan. During the first 26 weeks of disability, named executive officers receive one week of salary continuance for each year of service (with a minimum of 2 weeks). After the expiration of salary continuation, named executive officers receive 60% of base pay, up to a weekly maximum of $1,385. The Short-Term Disability (STD) benefit ends after 26 weeks of disability (salary continuation and STD combined). While on LTD, named executive officers receive 50% of base pay, payable until age 65. In addition, named executive officers receive an amount equal to 50% of the monthly average of their last five annual Incentive Compensation Plan awards. The total of LTD payments will be reduced by any other income benefits that exceed 20% of their monthly base salary.

(6)
The dollar values set forth are based on full participation during the performance period. The values were derived by multiplying each named executive officer's target performance units times the maximum payout percent assuming no adjustment for the Total Shareowner Return multiplier.

(7)
The dollar values set forth are based on full participation during the performance period. The values were derived by multiplying each named executive officer's target performance shares times the maximum payout percent assuming no adjustment for the Total Shareowner Return multiplier and then multiplying by our fiscal year end closing share price of $43.46.

(8)
The dollar values set forth represent the spread value or "in the money" value of all outstanding unvested stock options at the end of the fiscal year that would become vested in the event a change in control were to occur. For details on outstanding unvested stock options, see the "Outstanding Equity Awards At Fiscal Year End" table.

(9)
It is assumed a change in control previously occurred for purposes of this termination event. Upon such a termination, these amounts would be incremental to those set forth above under "Change In Control Without Termination". The estimated potential benefit amounts set forth under this heading would also be applicable for a termination of employment by the executive for good reason after a change in control, provided that such amounts would be reduced by 50% (and the 280G tax gross-up payment would be reduced significantly) if the executive terminates employment based on the 30-day window period beginning one year after the change in control.

(10)
The dollar values set forth represent three times the named executive officers' base salary at the end of the fiscal year.

(11)
The dollar values set forth represent three times the named executive officers' highest annual bonus paid in the last three fiscal years.

(12)
The dollar values set forth represent the estimated cost to us for health and welfare benefits for three years following a termination after a change in control.

(13)
The dollar values set forth represent the estimated sum of benefit amounts for providing an additional three years of service in our defined contribution plan and for providing an accelerated payment of accrued non-qualified pension plan benefits.

(14)
The dollar values set forth represent an estimate of Outplacement Assistance expense. In the event Outplacement Assistance is necessary, the expense could vary.

(15)
The dollar values set forth represent estimated excise taxes and amounts to gross-up payments to cover named executive officers' excise taxes determined in accordance with Section 280G of the Internal Revenue Code.

(16)
Messrs. Jones, Churchill, Allen and Chadick's estimated incremental payments do not exceed the Section 280G safe harbor amount based on an assumed termination without cause following a change in control at year end, therefore they would not be subject to excise taxes and no gross-up would be necessary.

PROPOSAL TO APPROVE THE SELECTION OF AUDITORS

                The Audit Committee of our Board of Directors has selected the firm of Deloitte & Touche LLP ("Deloitte") as our auditors for fiscal year 2009, subject to the approval of our shareowners. Deloitte has acted as our auditors since our inception as a public company in June 2001.

                Before the Audit Committee selected Deloitte, it carefully considered the qualifications of that firm, including their prior performance and their reputation for integrity and for competence in the fields of accounting and auditing. Representatives of the auditors are expected to be present at the annual meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Fees Paid to Independent Auditors

                The aggregate fees billed by Deloitte in fiscal years 2008 and 2007 were as follows (in thousands):

	2008	2007
Audit Fees(1)	$3,213	$3,179
Audit-Related Fees(2)	296	317
Tax Fees(3)	19	58
All Other Fees	—	—

Total	$3,528	$3,554

(1)
For professional services performed by Deloitte for the audit of our annual financial statements, assessment of our internal control over financial reporting and review of financial statements included in our quarterly reports on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)
For assurance and related services performed by Deloitte that are reasonably related to the performance of the audit or review of our financial statements. This includes the following: employee benefit and compensation plan audits (including $253,000 in 2008 and $235,000 in 2007 for services performed for and paid by the plans); and attestations by Deloitte that are not required by statute or regulations.

(3)
For tax compliance services, including preparation of original and amended tax returns, refund claims, tax audit assistance and tax work stemming from audit-related items ($19,000 in 2008 and $51,000 in 2007) and tax planning services including research and advice on federal, state and international tax matters ($7,000 in 2007).

Pre-Approval of Audit and Non-Audit Services

                The Audit Committee has adopted a pre-approval policy requiring it to pre-approve the audit and permissible non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence. The Audit Committee pre-approved all the fiscal year 2007 and 2008 services provided by Deloitte. The Audit Committee also pre-approved in September 2008 certain audit and non-audit services contemplated to be performed by Deloitte in fiscal year 2009. The pre-approval policy requires that the details be provided to the Audit Committee of the particular service or category of service contemplated to be performed and such services are generally subject to a specific budget. The Audit Committee may also pre-approve separately services to be performed on a case-by-case basis. The Audit Committee may delegate pre-approval authority to one or more of its members, but not to management. Any pre-approvals by a member under this delegation are to be reported to the Audit Committee at its next scheduled meeting. Management and Deloitte are required to periodically report to the Audit Committee on the extent of the services provided by Deloitte pursuant to the pre-approval, including the fees for the services performed to date.

                The Board of Directors recommends that you vote "FOR" the selection of Deloitte & Touche LLP as our auditors, which is presented as item (2) on the accompanying proxy card.

 VOTE REQUIRED

                The three nominees for election as directors to serve until the 2012 Annual Meeting of Shareowners who receive the greatest number of votes cast for the election of directors at the meeting by the holders of our Common Stock entitled to vote at the meeting, a quorum being present, shall become directors at the conclusion of the tabulation of votes. An affirmative vote of the holders of a majority of the voting power of our Common Stock present in person or represented by proxy and entitled to vote on the subject matter, a quorum being present, is necessary to approve the action proposed in item (2) of the accompanying Notice of 2009 Annual Meeting of Shareowners. The presence, in person or by proxy, of the holders of at least a majority of the shares of our Common Stock issued and outstanding on the record date set for the meeting is necessary to have a quorum for the annual meeting.

                Under Delaware law and our Restated Certificate of Incorporation and By-Laws, the aggregate number of votes entitled to be cast by all shareowners present in person or represented by proxy at the meeting and entitled to vote on the subject matter, whether those shareowners vote "for", "against" or abstain from voting (which will exclude broker non-votes), will be counted for purposes of determining the minimum number of affirmative votes required for approval of the action proposed in item (2) and the total number of votes cast "for" that matter will be counted for purposes of determining whether sufficient affirmative votes have been cast. The shares of a shareowner who abstains from voting on a matter or whose shares are not voted by reason of a broker non-vote on a particular matter will be counted for purposes of determining whether a quorum is present at the meeting so long as the shareowner is present in person or represented by proxy. An abstention from voting or a broker non-vote on a matter by a shareowner present in person or represented by proxy at the meeting has no effect in the election of directors (assuming a quorum is present). Although broker non-votes would be entirely disregarded in determining the vote on any other matter, abstentions from voting have the same legal effect as a vote "against" any other matter even though the shareowner or interested parties analyzing the results of the voting may interpret such a vote differently.

OTHER MATTERS

                The Board of Directors does not know of any other matters that may be presented at the meeting. Our By-Laws required notice by November 14, 2008 for any matter to be brought before the meeting by a shareowner. In the event of a vote on any matters other than those referred to in items (1) and (2) of the accompanying Notice of 2009 Annual Meeting of Shareowners, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange. Officers, directors and greater than ten percent shareowners are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file.

                Based solely on our review of copies of such forms we have received and written representations from certain reporting persons confirming that they were not required to file Forms 5 for fiscal year 2008, we believe that all of our executive officers, directors and greater than ten percent beneficial owners complied with all SEC filing requirements applicable to them under Section 16(a) of the Securities Exchange Act with respect to transactions during fiscal year 2008.

ANNUAL REPORTS

                Our 2008 Annual Report to Shareowners, including financial statements for fiscal year 2008 and this Proxy Statement, or a Notice containing instructions on how to access the proxy materials online are being mailed to shareowners.

                We will provide to shareowners, without charge, upon written request, a copy of our Annual Report on Form 10-K for the fiscal year 2008, as filed with the SEC (without exhibits). Exhibits to the Form 10-K will be furnished upon written request and payment of a fee of ten cents per page covering our costs. Written requests should be directed to us at 400 Collins Road NE, Cedar Rapids, Iowa 52498, Attention: Investor Relations.

                Our 2008 Annual Report to Shareowners, our Form 10-K for fiscal year 2008 and this Proxy Statement are also available free of charge on our website at www.rockwellcollins.com. All reports we file with the SEC are also available free of charge via EDGAR through the SEC's website at www.sec.gov.

SHAREOWNER PROPOSALS FOR ANNUAL MEETING IN 2010

                To be eligible for inclusion in our proxy statement, shareowner proposals for our 2010 Annual Meeting of Shareowners must be received by us on or before August 20, 2009 at the Office of the Secretary at our corporate headquarters, 400 Collins Road NE, Cedar Rapids, Iowa 52498. In addition, our By-Laws require a shareowner desiring to propose any matter for consideration of the shareowners at our 2010 Annual Meeting of Shareowners to notify our Secretary in writing at the address listed in the preceding sentence on or after October 13, 2009 and on or before November 12, 2009. If the number of directors to be elected to the Board at our 2010 Annual Meeting of Shareowners is increased and there is no public announcement by us naming all of the nominees for director or specifying the increased size of the Board on or before November 2, 2009, a shareowner proposal with respect to nominees for any new position created by such increase will be considered timely if received by our Secretary not later than the tenth day following such public announcement by us.

EXPENSES OF SOLICITATION

                The cost of the solicitation of proxies will be borne by us. In addition to the use of the mail, proxies may be solicited personally, or by telephone, facsimile or e-mail, by a few of our regular employees without additional compensation. We will reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for sending proxy material to principals and obtaining their proxies.

GENERAL Q&A ABOUT THE MEETING

Why are you receiving this proxy statement? We are furnishing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Rockwell Collins, Inc. for use at the 2009 Annual Meeting of Shareowners to be held on February 10, 2009, and at any adjournments thereof. On or about December 26, 2008, we commenced mailing the following to our shareowners: this proxy statement, the accompany proxy card, a copy of our 2008 Annual Report to Shareowners and a copy of our 2008 Annual Report on Form 10-K or a Notice containing instructions on how to access the proxy materials online.

What is a proxy? A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.

What is a proxy statement? This document is a proxy statement. It is a document that we are required by law to give you when we ask you to name a proxy to vote your shares. We encourage you to read this proxy statement carefully. In addition, you may obtain information about Rockwell Collins, Inc. from the 2008 Annual Report delivered with this proxy statement.

Why did you receive a Notice of Electronic Availability of Proxy Statement and Annual Report? As permitted by rules recently adopted by the SEC, we are making this Proxy Statement, our 2008 Annual Report and our 2008 Annual Report on Form 10-K available to our shareowners electronically via the Internet. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you how to access and review all of the important information contained in the Proxy Statement and 2008 Annual Report. The Notice also instructs you how to submit your vote over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.

What is the purpose of the meeting? The purpose of the 2009 Annual Meeting of Shareowners is to obtain shareowner action on the matters outlined in the notice of meeting included with this proxy statement. These matters include the election of three directors and approval of the selection of Deloitte & Touche LLP as our independent auditors for fiscal year 2009. This proxy statement provides you with detailed information about each of these matters.

Who can vote? Shareowners of record as of the close of business on December 12, 2008 are entitled to vote. On that day, 158 million shares of Common Stock were outstanding and eligible to vote. Each share is entitled to one vote on each matter presented at the Annual Meeting.

How many shares are you entitled to vote? The number of shares you are entitled to vote is reflected on the proxy card and coded as follows: COM — common shares registered with our Transfer Agent; SAV PL — shares in the Rockwell Collins Savings Plans; or USA ESPP — shares in the United Space Alliance employee stock purchase plan. These designations apply only if you hold your shares through the Transfer Agent or these plans.

What is the difference between a record owner and an owner holding shares in "street name"? If your shares are registered in your name, you are a record owner. If your shares are in the name of your broker or bank or other nominee, your shares are held in "street name".

How do you vote if your shares are held in your name as a record owner? You have a choice of voting by:

    •
    Internet;

    •
    Telephone;

    •
    Mail; or

    •
    In person at the Annual Meeting.

Voting on the Internet is easy and fast. Go to the website referenced on the enclosed proxy card and follow the instructions. Please have the proxy card in hand when accessing the website. This vote will be counted immediately, and there is no need to send in the proxy card.

Voting by telephone is also simple and fast. Call the toll-free number on the proxy card and listen for further instructions. In order to respond to the questions, you must have a touch-tone phone and the proxy card in hand. This vote will be counted immediately, and there is no need to send in the proxy card.

If you are a shareowner of record, you can save us money by voting by telephone or on the Internet. Alternatively, you can vote by mail by completing, signing, dating and mailing the enclosed proxy card. If you plan to attend the Annual Meeting, you can vote in person. In order to vote in person at the Annual Meeting, you will need to bring proper identification with you to the meeting. As long as your shares are registered in your name, you may revoke your proxy at any time before it is exercised. There are several ways you can do this:

    •
    By filing a written notice of revocation with our Corporate Secretary;

    •
    By duly signing and delivering a proxy that bears a later date;

    •
    By subsequently voting by telephone or Internet as described above; or

    •
    By attending the Annual Meeting and voting in person.

How do you vote if your shares are held in "street name"? If your shares are registered in the name of your broker or nominee, you should vote your shares using the method directed by that broker or other nominee. A large number of banks and brokerage firms are participating in the Broadridge Financial Solutions, Inc. online program. This program provides eligible "street" name shareowners the opportunity to vote via the Internet or by telephone. Voting forms will provide instructions for shareowners whose banks or brokerage firms are participating in Broadridge's program. If you plan to attend the Annual Meeting and to vote in person, you should contact your broker or nominee to obtain a broker's proxy card and bring it, together with proper identification and your account statement or other evidence of your share ownership, with you to the Annual Meeting. If your shares are held in street name, you must contact your broker or nominee to revoke your proxy.

How do you vote if you participate in our Direct Stock Purchase and Dividend Reinvestment Plan? Shareowners participating in the Wells Fargo Shareowner Service Plus Plan that allows for direct stock purchases and dividend reinvestment are record owners, and Wells Fargo will vote the shares that it holds for the participant's account only in accordance with the proxy returned by the participant to Wells Fargo, or in accordance with instructions given pursuant to our telephone or Internet voting procedures.

How do you vote shares held in the Rockwell Collins Savings Plans? If you are a participant in the Rockwell Collins Savings Plans, the portion of the voting card providing directions to the trustee will serve as the voting instruction card to the trustee of the plans for all shares of our Common Stock that you own through the plan(s).

Will your vote be confidential? It is our policy to keep confidential the proxy cards, ballots and voting tabulations that identify individual shareowners, except as may be necessary to meet any applicable legal requirements and, in the case of any contested proxy solicitation, as may be necessary to permit proper parties to verify the propriety of proxies presented by any person and the results of the voting. The judges of election and any employees associated with processing proxy cards or ballots and tabulating the vote are required to acknowledge their responsibility to comply with this policy of confidentiality.

Is an independent inspector of election used to verify the votes? We regularly engage a representative of our transfer agent as an inspector of election to verify the votes cast for the proposals at the Annual Meeting. In addition, company personnel are appointed as inspectors of election to assist the independent inspector of election.

What are your voting choices and what is the required vote? By giving us your proxy, you authorize our senior management to vote your shares at the Annual Meeting or any adjournments thereof in the manner you indicate.

Proposal 1: Election of Directors. With respect to the election of nominees for director, you may:

    •
    Vote "for" the election of all of the nominees for director named in this proxy statement;
    •
    "Withhold" authority to vote for all of the nominees; or
    •
    Withhold authority to vote for any individual nominee by writing that nominee's number in the space provided.

If a quorum is present at the Annual Meeting, the three nominees receiving the greatest number of votes will be elected to serve as directors. Because of this, non-voted shares and shares whose votes are withheld will not affect the outcome of the election for directors. Shareowners may not vote for more than three nominees.

Proposal 2: Approval of Selection of Auditors. With respect to this proposal, you may:

    •
    Vote "for" the proposal;
    •
    Vote "against" the proposal; or
    •
    "Abstain" from voting on the proposal.

If a quorum is present at the Annual Meeting, the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote on this proposal will be required to approve the proposal. Because of this, a vote to abstain from voting on any of these matters will have the effect of a vote against such matter.

What does it mean if you receive more than one proxy card? If you receive more than one proxy card, it likely means you have multiple accounts with brokers, our savings plans and/or our transfer agent. Please vote all of these shares.

Where can you find the voting results of the Annual Meeting? We intend to announce the preliminary voting results at the Annual Meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal year 2009.

December 18, 2008

If you plan to attend the Annual Meeting of Shareowners to be held in Cedar Rapids, Iowa on February 10, 2009, be sure to:

•
mark the appropriate box on the proxy card and mail the card using the enclosed envelope; or

•
indicate your desire to attend the meeting through our telephone or Internet voting procedures; or

•
call the Corporation's Shareowner Relations line at (319) 295-4045.

If you indicate "Yes" you plan to attend, then either (1) you will receive a legal proxy from your broker or nominee (which legal proxy you should bring to the Annual Meeting) or (2) your name will be on the admittance list at the Annual Meeting Registration Desk if you are a holder of record.

ROCKWELL COLLINS, INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares. In the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

BROKER

LOGO

HERE

if return Address Line 1

if return Address Line 2

if return Address Line 3

51 MERCEDES WAY

EDGEWOOD NY 11717

Investor Address Line 1

Investor Address Line 2

Investor Address Line 3

Investor Address Line 4

Investor Address Line 5

John Sample

1234 ANYWHERE STREET

ANY CITY, ON A1A 1A1

1 OF 2

12

15

Shareholder Meeting to be held on Feb 10, 2009

Proxy Material Available

1                  Form 10-K

2                  Notice & Proxy Statement

3                  Summary Annual Report

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before January 28, 2009

HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1) BY INTERNET	-	www.proxyvote.com
2) BY TELEPHONE	-	1-800-579-1639
3) BY E-MAIL*	-	sendmaterial@proxyvote.com

*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

BARCODE

Broadridge Internal Use Only

Job #
Envelope #
Sequence #
# of # Sequence #

See the Reverse Side for Meeting Information and Instructions on How to Vote

0000003963_1    R200803.14

Meeting Information

Meeting Type:	Annual Meeting
Meeting Date:	February 10, 2009
Meeting Time:	10:00 AM CST
For holders as of:	December 12, 2008

Meeting Location:

The Cedar Rapids Marriot
1200 Collins Road NE
Cedar Rapids, IA 52402

How To Vote

Vote In Person

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting-Please check the meeting material for any special requirements for meeting attendance.

Vote By Internet
To vote now by Internet, go to
WWW.PROXYVOTE.COM.
Please refer to the proposals and follow the instructions.

Broadridge Internal Use Only

Job #

Envelope #

Sequence #

# of # Sequence #

0000003963_2    R200803.14

Voting items

The Board of Directors recommends that you vote “For” the following.

1.	Election of Directors Nominees

01	A. J. Carbone	02	C. M. Jones	03	C. L. Shavers

The Board of Directors recommends you vote FOR the following proposal(s).

2	For the selection of Delotte & Touche LLP as our auditors for fiscal year 2008.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

BARCODE

CONTROL #  0000 0000 0000

Broadridge Internal Use Only

Acct #

Shares

Cusin

Job#

Envelope #

Sequence #

# of Sequence #

0000003963_3    R200803.14

Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO

BANKS AND BROKERS

AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Initial Use Only

Job #
Envelope #
Sequence #
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE	# of # Sequence #

0000003963_4    R200803.14

COMPANY #

ROCKWELL COLLINS

ANNUAL MEETING OF SHAREOWNERS
Tuesday, February 10, 2009
10:00 a.m.

THE CEDAR RAPIDS MARRIOTT
1200 Collins Road NE
Cedar Rapids, IA 52402

Directions to the Rockwell Collins 2009 Annual Meeting are available in the proxy statement which can be viewed at www.ematerials.com/col.

Important Notice Regarding the Availability of Proxy Materials for the
Shareowner Meeting to be Held on February 10, 2009.

Notice is hereby given that the Annual Meeting of Shareowners of Rockwell Collins will be held at 1200 Collins Road NE, Cedar Rapids, IA on Tuesday, February 10, 2009 at 10:00 a.m.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement, Summary Annual Report and Form 10-K are available at www.ematerials.com/col

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before January 29, 2009 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR the following proposals:

1.     Election of three directors to serve as Class II directors.

2.     Selection of Deloitte & Touche LLP as our auditors for fiscal year 2009.

You may immediately
vote your proxy
on the Internet at:

www.eproxy.com/col

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on February 9, 2009.

•	Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card,

Proxy Statement, Summary Annual Report and Form 10-K, please contact us via:

Internet – Access the Internet and go to www.ematerials.com/col. Follow the instructions to log in, and order copies.

Telephone – Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email – Send us an email at ep@ematerials.com with “COL Materials Request” in the subject line. The email must include:

•	The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice.

•	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.

•	If you choose email delivery you must include the email address.

•	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.

ROCKWELL COLLINS, INC.

ANNUAL MEETING OF SHAREOWNERS

Tuesday, February 10, 2009
10:00 A.M.

THE CEDAR RAPIDS MARRIOTT
1200 COLLINS ROAD NE
CEDAR RAPIDS, IA 52402

Notice of Internet Availability of Proxy Materials: You can access and review the Annual Report and Proxy Statement on the Internet by going to the following Rockwell Collins’ website: www.shareholder.com/col/annual.cfm

If you would like future shareowner meeting materials delivered by e-mail, please sign up at the following website: www.ematerials.com/col

ROCKWELL COLLINS, INC.	proxy

PROXY
ROCKWELL COLLINS, INC.
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Clayton M. Jones and Gary R. Chadick, jointly and severally, with full power of substitution, to vote shares of capital stock which the undersigned is entitled to vote at the Annual Meeting of Shareowners of Rockwell Collins, Inc. to be held at The Cedar Rapids Marriott, 1200 Collins Road NE, Cedar Rapids, Iowa on February 10, 2009, or any postponement(s) or adjournment(s) thereof. Such proxies are directed to vote as specified or, if no specification is made, FOR proposal (1) the election of the three nominees proposed for election as directors with terms expiring at the Annual Meeting in 2012; and FOR proposal (2) the selection of auditors. The proxies are authorized to vote in accordance with their discretion on such other matters as may properly come before the meeting.

This card also constitutes your voting instructions for shares held of record in the savings plans of Rockwell Collins, Inc. (the Rockwell Collins Retirement Savings Plan and the Rockwell Collins Retirement Savings Plan for Bargaining Unit Employees (“Plans”) and the undersigned hereby authorizes the trustee of these Plans to vote the undersigned’s shares held in their accounts. The trustee is authorized under certain circumstances and in its discretion to vote upon such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof. Any voting directions that are provided without specifying a particular vote will be voted FOR proposals (1) and (2). If a participant does not provide voting directions by February 5, 2009, the shares attributable to the participant’s account will be voted by the trustee in proportion to responses received from other participants.

To vote in accordance with the Board of Directors’ recommendations just sign and date the other side; no boxes need to be checked.

See reverse for voting instructions.

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•                  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on February 9, 2009.

•                  Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — www.eproxy.com/col — QUICK *** EASY *** IMMEDIATE

•                  Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on February 9, 2009.

•                  Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Rockwell Collins, Inc., c/o Shareowner Services SM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

Please detach here

The Board of Directors Recommends a Vote FOR Items 1 and 2.

PROPOSAL 1: ELECTION OF THREE DIRECTORS:

1.	For the election of three directors to serve as Class II directors:

01 A.J. Carbone
02 C.M. Jones
03 C.L. Shavers

☐	Vote FOR
all nominees
(except as marked)

☐	Vote WITHHELD
from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

PROPOSAL 2: SELECTION OF AUDITORS:

2.	For the selection of Deloitte & Touche LLP as our auditors for fiscal year 2009.	☐ For ☐ Against ☐ Abstain

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

If you indicated “Yes” you plan to attend, your name will be on the admittance list at the Annual Meeting Registration Desk.

Address Change? Mark Box ☐ Indicate changes below:	Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

ROCKWELL COLLINS, INC. ANNUAL MEETING TO BE HELD ON 02/10/09 AT 10:00 A.M. CST FOR HOLDERS AS OF 12/12/08             * ISSUER CONFIRMATION COPY - INFO ONLY *

2           1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

        774341101

DIRECTORS

DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES	0010100
1 - 01-A.J. CARBONE,02-C.M. JONES,03-C.L. SHAVERS

PROPOSAL(S)	DIRECTORS RECOMMEND

2 - FOR THE SELECTION OF DELOITTE & TOUCHE LLP AS OUR AUDITORS FOR FISCAL YEAR 2009.	FOR 0010200

*NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice.

FOLD AND DETACH HERE

ROCKWELL COLLINS, INC.

02/10/09 AT 10:00 A.M. CST

                2 -I          -S

DIRECTORS

(MARK “X” FOR ONLY ONE BOX)

1	☒	FOR ALL NOMINEES

	☒	WITHHOLD ALL NOMINEES

	☒	WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.

USE NUMBER ONLY

	FOR	AGAINST	ABSTAIN

2	☒	☒	☒		PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN “X” IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK	☒

	DO	NOT	USE		SEE VOTING INSTRUCTION NO. 1 ON REVERSE

	DO	NOT	USE		A/C:

	FOR	AGAINST	ABSTAIN		774341101

	DO	NOT	USE

	DO	NOT	USE		PLACE “X’ HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING ☒
	FOR	AGAINST	ABSTAIN

	DO	NOT	USE		BroadridgeTM

	DO	NOT	USE

	DO	NOT	USE		51 MERCEDES WAY
EDGEWOOD NY 11717
	FOR	AGAINST	ABSTAIN

	DO	NOT	USE

	DO	NOT	USE

	DO	NOT	USE

	FOR	AGAINST	ABSTAIN

	DO	NOT	USE

	DO	NOT	USE

	☒	☐	☐

FOLD AND DETACH HERE
					/	/
				SIGNATURE(S)	DATE		WCS 2-04

2

2

P69998

Proxy Services

P.O. Box 9138

Farmingdale NY 11735-9585

WRONG WAY

P.O. Box 9138

Fold and Detach Here	Please ensure you fold then detach and retain this portion of the Voting Instruction Form	Fold and Detach Here

VOTING INSTRUCTIONS

TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. ONLY WE AS THE HOLDER OF RECORD CAN VOTE SUCH SECURITIES. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM YOUR SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

FOR MARGIN ACCOUNTS, IN THE EVENT YOUR SECURITIES HAVE BEEN LOANED OVER RECORD DATE, THE NUMBER OF SHARES WE VOTE ON YOUR BEHALF HAS BEEN OR CAN BE ADJUSTED DOWNWARD.

INSTRUCTION 1

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY MAY BE GIVEN AT DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE: ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON THESE MATTER(S). WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SHARES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

INSTRUCTION 2

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT FOR THIS MEETING UNDER THE RULES OF THE NYSE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC INSTRUCTIONS. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY FOR ONE OR MORE OF THE MATTERS MAY BE GIVEN AT THE DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING, ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY FOR ONE OR MORE OF THE MATTERS, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ONE OR MORE OF THE MAILERS TO BE ACTED UPON AT THE MEETING. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN ON THOSE MATTERS, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

IF YOUR SECURITIES ARE HELD IN THE NAME OF A BANK, WE REQUIRE YOUR INSTRUCTIONS ON ALL MATTERS TO BE VOTED ON AT THE MEETING.

INSTRUCTION 3

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS. PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

INSTRUCTION 4

WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED.

ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS OF YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTER(S) TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

Subject:                  Rockwell Collins Notice of the 2009 Annual Meeting of Shareowners

Dear Rockwell Collins Employee:

You are receiving this e-mail because you own Rockwell Collins shares in the company’s 401(k) Savings Plan.  You are encouraged to review the information below and to vote your shares in connection with the 2009 Annual Meeting of Shareowners of Rockwell Collins.  In an effort to reduce costs to the company and be environmentally responsible, the company is sending you this e-mail and providing you with electronic access to the company’s Proxy Statement, Summary Annual Report and Form 10-K instead of sending you paper copies of these annual meeting materials.

As a shareowner, you are invited to attend the 2009 Annual Meeting of Shareowners of Rockwell Collins on February 10, 2009 at 10:00 a.m. at The Cedar Rapids Marriott, 1200 Collins Road NE, Cedar Rapids, Iowa.

Below you will find links to the electronic voting site to view the company’s Proxy Statement, Summary Annual Report and Form 10-K.  This electronic voting site enables you to vote your shares online, at your convenience, with the company number and control number listed below.

You can view your materials and vote electronically by visiting:

http://www.ematerials.com/col

The company number is:

#######

Your 11 digit control number is:

#######

You may view the Proxy Statement, Summary Annual Report and Form 10-K by using the link provided above, or going directly to:

http://www.investor.shareholder.com/col/annuals.cfm

Although we encourage you to view the Proxy Statement, Summary Annual Report and Form 10-K online, you may order paper copies by making a request on the following site:  www.ematerials.com/col

If you hold shares in other accounts, you may receive a separate notice or a paper delivery of the annual meeting materials for those accounts.  You may elect to receive future electronic delivery of the annual meeting materials for those accounts by visiting http://www.ematerials.com/col and following the instructions.

We sincerely hope that you will vote your shares in connection with the 2009 Annual Meeting of Shareowners.

Gary R. Chadick

Senior Vice President,

General Counsel & Secretary

Rockwell Collins

QuickLinks

ROCKWELL COLLINS, INC. PROXY STATEMENT Table of Contents
PROXY STATEMENT
VOTING SECURITIES
ELECTION OF DIRECTORS
INFORMATION AS TO NOMINEES FOR DIRECTORS AND CONTINUING DIRECTORS
CORPORATE GOVERNANCE; BOARD OF DIRECTORS AND COMMITTEES
CERTAIN TRANSACTIONS AND OTHER RELATIONSHIPS
AUDIT COMMITTEE REPORT
EQUITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION OF DIRECTORS
2008 DIRECTOR COMPENSATION TABLE
EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
SUMMARY COMPENSATION TABLE FOR 2008
GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION EXERCISES AND STOCK VESTED
PENSION BENEFITS
NON-QUALIFIED DEFERRED COMPENSATION
Non-Qualified Deferred Compensation
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Estimated Incremental Payments on Termination or Change in Control
PROPOSAL TO APPROVE THE SELECTION OF AUDITORS
VOTE REQUIRED
OTHER MATTERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ANNUAL REPORTS
SHAREOWNER PROPOSALS FOR ANNUAL MEETING IN 2010
EXPENSES OF SOLICITATION
GENERAL Q&A ABOUT THE MEETING